As filed with the Securities and Exchange Commission
                              on November 15, 1999
                      Registration No. 333-09703; 811-07745
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
                         Post-Effective Amendment No. 9               [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                                Amendment No. 10                      [X]

                        (Check appropriate box or boxes)
                         -------------------------------
                          NATIONS LIFEGOAL FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                              One NationsBank Plaza
                                   33rd Floor
                         Charlotte, North Carolina 28255
          (Address of Principal Executive Offices, including Zip Code)
                         -------------------------------
       Registrant's Telephone Number, including Area Code: (800) 626-2275
                        c/o The Corporation Trust Company
                                 32 South Street
                            Baltimore, Maryland 21202
                     (Name and Address of Agent for Service)
                                With copies to:

       Robert M. Kurucza, Esq.                Carl Frischling, Esq.
       Marco E. Adelfio, Esq.                 Kramer, Levin, Naftalis & Frankel
       Morrison & Foerster LLP                919 3rd Avenue
       2000 Pennsylvania Ave., N.W.           New York, New York 10022
       Suite 5500
       Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

      [X] Immediately upon filing             [ ]  on (date) pursuant
          pursuant to Rule 485(b), or             to Rule 485(b), or
      [ ] 60 days after filing                [ ] on (date) pursuant
          pursuant to Rule 485(a), or             to Rule 485(a).
      [ ] 75 days after filing                [ ] on (date) pursuant to
          pursuant to paragraph (a)(2)            paragraph (a)(2) of rule 485

If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 9 to the Registration Statement of Nations LifeGoal Funds, Inc. (the "Company") is being filed to reflect certain non-material changes.

                          NATIONS LIFEGOAL FUNDS, INC.
                              CROSS REFERENCE SHEET


Part A
Item No.                                                              Prospectus
--------                                                              ----------

  1.   Front and Back Cover Pages ................................    Front and Back Cover Pages

  2.   Risk/Return Summary: Investments, Risks
       and Performance.............................................   About this Prospectus

  3.   Risk/Return Summary: Fee Tables..............................  About the Funds; Financial Highlights

  4.   Investment Objectives, Principal Investment
       Strategies and Related Risks................................   About the Funds;
                                                                      Other Important Information

  5.   Management's Discussion of Fund
       Performance.................................................   About the Funds

  6.   Management, Organization, and Capital Structure.............   What's Inside; About the
                                                                      Funds; How the Funds are Managed; About
                                                                      your Investment

  7.   Shareholder Information.....................................   About the Funds; About your
                                                                      Investment

  8.   Distribution Arrangements...................................   Information for Investors

  9.   Financial Highlights Information............................   Financial Highlights;
                                                                      About the Funds


Part B
Item No.
--------

 10.   Cover Page and Table of Contents............................   Cover Page and Table of Contents

 11.   Fund History................................................   Introduction

 12.   Description of the Fund and Its Investments
       and Risks...................................................   Additional Information on
                                                                      Portfolio Investments



 13.   Management of the Funds.....................................   Trustees and Officers;
                                                                      Investment Advisory, Administration,
                                                                      Custody, Transfer Agency, Shareholder
                                                                      Servicing and Distribution Agreements

 14.   Control Persons and Principal
       Holders of Securities.......................................   Not Applicable

 15.   Investment Advisory and Other Services......................   Investment Advisory,
                                                                      Administration, Custody, Transfer Agency,
                                                                      Shareholder Servicing And Distribution
                                                                      Agreements

 16.   Brokerage Allocation and Other Practices....................   Portfolio Transactions and
                                                                      Brokerage--General Brokerage Policy

 17.   Capital Stock and Other
       Securities..................................................   Description Of Shares;
                                                                      Investment Advisory, Administration,
                                                                      Custody, Transfer Custody, Transfer
                                                                      Agency, Shareholder Servicing And
                                                                      Distribution Agreements

 18.   Purchase, Redemption and Pricing
       of Shares...................................................   Net Asset Value -- Purchases
                                                                      And Redemptions; Distributor

 19.   Taxation of the Fund........................................   Additional Information Concerning
                                                                      Taxes

 20.   Underwriters................................................   Investment Advisory,
                                                                      Administration Custody, Transfer Agency
                                                                      Shareholder Servicing And Distribution
                                                                      Agreements; Distributor



 21.   Calculation of Performance Data.............................   Additional Information on
                                                                      Performance

 22.   Financial Statements........................................   Independent Accountant and
                                                                      Reports

Part C
Item No.                                                         Other Information
--------                                                         -----------------
                                                                 Information required to be
                                                                 included in Part C is set forth
                                                                 under the appropriate Item, so
                                                                 numbered, in Part C of this
                                                                 Document


LIFEGOAL PORTFOLIOS
PROSPECTUS  --  PRIMARY A SHARES

                                                               NOVEMBER 15, 1999

LifeGoal Portfolios
LIFEGOAL GROWTH PORTFOLIO
LIFEGOAL BALANCED GROWTH PORTFOLIO
LIFEGOAL INCOME AND GROWTH PORTFOLIO


                               THE SECURITIES AND
                              EXCHANGE COMMISSION
                           (SEC) HAS NOT APPROVED OR
                               DISAPPROVED THESE
                            SECURITIES OR DETERMINED
                             IF THIS PROSPECTUS IS
                             TRUTHFUL OR COMPLETE.
                           ANY REPRESENTATION TO THE
                             CONTRARY IS A CRIMINAL
                                    OFFENSE.

                            ------------------------
                                    NOT FDIC
                                    INSURED
                            ------------------------
                                 May Lose Value
                            ------------------------
                                No Bank Guarantee
                            ------------------------
                                                            (Logo) Nations Funds

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]


             TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]


             YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON
             PAGE 38.

             YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

 This booklet, which is called a prospectus, tells you about Nations Funds LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

 Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Equity, Fixed Income and Money Market Funds using an asset allocation approach. This kind of mutual fund is sometimes called a "fund of funds."

     ABOUT ASSET ALLOCATION
 Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, EQUITY SECURITIES, FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS -- in varying proportions.

 The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large, mid- and small capitalization stocks, has different return and risk characteristics, and reacts in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

     ABOUT THE PORTFOLIOS
 Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a LifeGoal Portfolio allocates to Equity Funds, the greater the potential return and the greater the risk of a decline in share price. The more a LifeGoal Portfolio allocates to Fixed Income Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

 LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds that invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

 LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds that invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds that invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

 IS LIFEGOAL RIGHT FOR YOU?
 When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The LifeGoal Portfolios may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

     FOR MORE INFORMATION
 If you have any questions about the Portfolios, please call us at
 1.800.765.2668 or contact your investment professional.

 You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]


             BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BAAI AND NATIONS FUNDS HAVE ENGAGED A
             SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET) -- WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT
               BAAI AND TRADESTREET
               STARTING ON PAGE 24.

[GRAPHIC]   About the LifeGoal Portfolios
LIFEGOAL GROWTH PORTFOLIO                            5
Sub-adviser: TradeStreet
-------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO                   9
Sub-adviser: TradeStreet
-------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO                14
Sub-adviser: TradeStreet
-------------------------------------------------------
ABOUT THE NATIONS FUNDS                             19
-------------------------------------------------------
OTHER IMPORTANT INFORMATION                         22
-------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                      24

[GRAPHIC]    About your investment
INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares             30
  Distributions and taxes                           33
-------------------------------------------------------
FINANCIAL HIGHLIGHTS                                35
-------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                       38
-------------------------------------------------------
WHERE TO FIND MORE INFORMATION              BACK COVER

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT
               TRADESTREET, MR. BEYER AND
               MR. CLAPP ON PAGE 25.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS


             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Growth Portfolio


[GRAPHIC]        INVESTMENT OBJECTIVE

        This Portfolio seeks capital appreciation through exposure to a variety of equity market segments.


[GRAPHIC]        INVESTMENT STRATEGIES

        This Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Equity Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

  o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

  o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

  o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[GRAPHIC]


               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON
               PAGE 22 AND IN THE SAI.


[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.765.2668 FOR A COPY.

LifeGoal Growth Portfolio                              Target allocation for each
can invest in:                                         Fund category:
        Large-capitalization domestic equity funds               40-75%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                15-35%
         Nations Small Company Growth Fund
        International equity funds                               10-30%
         Nations International Value Fund
         Nations International Equity Fund

        The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


[GRAPHIC]       RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Growth Portfolio has the following risks:

  o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

  o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

  o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

  o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

  o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

  o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.



[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


[GRAPHIC]    A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


        (BAR CHART APPEARS HERE. SEE TABLE BELOW FOR PLOT POINTS.)

        1996        1997      1998
        3.52%*      14.70%    12.74%

        *Return is from inception (10-15-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999: 5.30%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             23.67%
  Worst: 3rd quarter 1998:            -16.67%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The index is not available for investment.

                                1 year      Since inception
  Primary A Shares           12.74%        14.10%
  S&P 500                    28.58%        31.43%

[GRAPHIC]

        THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A
        PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]

        WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)              Primary A Shares
        Maximum sales charge (load)                         none
        Maximum deferred sales charge (load)                none
        ANNUAL PORTFOLIO OPERATING EXPENSES
        (Expenses that are deducted from the
               Portfolio's assets)
        Management fees                                     0.25%
                                                            ----
        Total annual Portfolio operating expenses           0.25%
                                                            ====

        INDIRECT EXPENSES
        The Portfolio's annual operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 1.00% and 1.17% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

        THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods
        o   you reinvest all dividends and distributions in the Portfolio
        o   your investment has a 5% return each year
        o the Portfolio's operating expenses remain the same as shown in the table above
        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $136       $431        $747        $1,644

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------


[GRAPHIC]
             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER AND
             MR. CLAPP ON PAGE 25.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Balanced Growth Portfolio


[GRAPHIC]    INVESTMENT OBJECTIVE

        This Portfolio seeks total return through a balanced portfolio of EQUITY and FIXED INCOME SECURITIES.


[GRAPHIC]     INVESTMENT STRATEGIES

        This Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Equity and Fixed Income Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

  o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

  o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

  o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON
               PAGE 22 AND IN THE SAI.


[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.765.2668 FOR A COPY.

LifeGoal Balanced Growth                               Target allocation for each
Portfolio can invest in:                               Fund category:
        Large-capitalization domestic equity funds               20-40%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                10-20%
         Nations Small Company Growth Fund
        International equity funds                                5-15%
         Nations International Value Fund
         Nations International Equity Fund
        Bond funds                                               40-60%
         Nations Strategic Fixed Income Fund
         Nations Diversified Income Fund

        The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


[GRAPHIC]


        RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Balanced Growth Portfolio has the following risks:

        o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

        o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

        o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

        o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

        o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o INTEREST RATE RISK - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. GOVERNMENT OBLIGATIONS. Fixed income securities with the lowest INVESTMENT GRADE rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

        o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.


[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


[GRAPHIC]    A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]

        (BAR CHART APPEARS HERE. SEE TABLE BELOW FOR PLOT POINTS.)

        1996        1997           1998
        2.47%*      11.42%         11.76%

        *Return is from inception (10-15-96) to 12-31-96


        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999: 3.12%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             12.48%
  Worst: 3rd quarter 1998:            -8.92%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                       1 year      Since inception
        Primary A Shares                11.76%        11.66%
        S&P 500                         28.58%        31.43%
        Lehman Aggregate Bond Index      8.69%         8.82%



[GRAPHIC]
             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                     Primary A Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none
        ANNUAL PORTFOLIO OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)
        Management fees                                            0.25%
                                                                   ----
        Total annual Portfolio operating expenses                  0.25%
                                                                   ====

        INDIRECT EXPENSES
        The Portfolio's annual operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 0.80% and 1.04% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]
        THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Portfolio

        o   your investment has a 5% return each year

        o the Portfolio's operating expenses remain the same as shown in the table above

        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $119       $378        $657        $1,452

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------


[GRAPHIC]
             ABOUT THE SUB-ADVISER


             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE ITS DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]
               YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER AND
               MR. CLAPP ON PAGE 25.

[GRAPHIC]
             ABOUT THE UNDERLYING NATIONS FUNDS


             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Income and Growth Portfolio


[GRAPHIC]     INVESTMENT OBJECTIVE

        This Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.


[GRAPHIC]       INVESTMENT STRATEGIES

        This Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Fixed Income Funds, but may also invest in Nations Funds Equity Funds, and Nations Funds Money Market Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

        o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

        o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

        o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

        o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

        o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[GRAPHIC]
               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON
               PAGE 22 AND IN THE SAI.


[GRAPHIC]
             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.765.2668 FOR A COPY.

LifeGoal Income and Growth                             Target allocation for each
can invest in:                                         Fund category:
        Large-capitalization domestic equity funds               10-30%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                 0-10%
         Nations Small Company Growth Fund
        International equity funds                                0-10%
         Nations International Value Fund
         Nations International Equity Fund
        Bond funds                                               50-90%
         Nations Short-Term Income Fund
         Nations Strategic Fixed Income Fund
         Nations Diversified Income Fund
        Money market fund                                         0-20%
         Nations Prime Fund

        LifeGoal Income and Growth's target allocation for total investments in equity funds is 30%. The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


[GRAPHIC]     RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Income and Growth Portfolio has the following risks:

        o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

        o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

        o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

        o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

        o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o INTEREST RATE RISK - The Portfolio allocates assets to Funds that may invest in FIXED INCOME SECURITIES. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.


[GRAPHIC]
             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


[GRAPHIC]     A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
[GRAPHIC]


        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999: 3.07%

        (BAR CHART APPEARS HERE. SEE TABLE BELOW FOR PLOT POINTS.)

        1996        1997      1998
        2.08%*      8.73%     10.17%

        *Return is from inception (10-15-96) to 12-31-96.

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             6.23%
  Worst: 3rd quarter 1998:            -2.33%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                                         Since
                                           1 year      inception
        Primary A Shares                10.17%         9.52%
        S&P 500                         28.58%        31.43%
        Lehman Aggregate Bond Index      8.69%         8.82%



[GRAPHIC]
             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                     Primary A Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none
        ANNUAL PORTFOLIO OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)
        Management fees                                            0.25%
                                                                   ----
        Total annual Portfolio operating expenses                  0.25%
                                                                   ====

        INDIRECT EXPENSES
        The Portfolio's annual operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 0.48% and 0.93% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]
             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Portfolio

        o   your investment has a 5% return each year

        o the Portfolio's operating expenses remain the same as shown in the table above

        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $97        $320        $561        $1,252

 About the Nations Funds

 The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds the LifeGoal Portfolios invest in. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

 The portfolio managers can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

     FOR MORE INFORMATION
 You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.765.2668 for copies.

                                           The Fund's investment objective                    What the Fund invests in
                                    ------------------------------------------- ----------------------------------------------------
EQUITY FUNDS
Nations Value Fund                  Growth of capital by investing in           o at least 65% of its assets in common stocks of
                                    companies that are believed to be             U.S. companies. The Fund generally invests in
                                    undervalued.                                  companies in a broad range of industries with
                                                                                  market capitalizations of at least $1 billion and
                                                                                  daily trading volumes of at least $3 million.
------------------------------------------------------------------------------------------------------------------------------------
Nations Blue Chip Fund              Long-term capital appreciation through      Nations Blue Chip Master Portfolio. The Master
                                    investments in blue chip stocks.            Portfolio invests:
                                                                                o at least 65% of its assets in blue chip stocks
                                                                                o primarily in blue chip stocks that are included in
                                                                                  the S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
Nations Strategic Equity Fund       Long-term, after-tax returns by investing   o at least 65% of its assets in common stocks of
                                    in a diversified portfolio of common          companies selected from most major industry
                                    stocks.                                       sectors
------------------------------------------------------------------------------------------------------------------------------------
Nations Marsico Focused             Long-term growth of capital.                Nations Marsico Focused Equities Master
Equities Fund                                                                   Portfolio. The Master Portfolio invests in:
                                                                                o at least 65% of its assets in common stocks of
                                                                                  large companies. The Master Portfolio, which is
                                                                                  non-diversified, generally holds a core position
                                                                                  of 20 to 30 common stocks
                                                                                o up to 25% of its assets in foreign securities
------------------------------------------------------------------------------------------------------------------------------------
Nations Small Company Growth        Long-term capital growth by investing       o at least 65% of its assets in companies with a
Fund                                primarily in equity securities.               market capitalization of $1 billion or less. The
                                                                                  Fund usually holds 75 to 130 securities, which
                                                                                  include common stocks, preferred stocks and
                                                                                  convertible securities like warrants, rights and
                                                                                  convertible debt
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUNDS
Nations International Value Fund    Long-term capital appreciation by           o at least 65% of its assets in foreign companies
                                    investing primarily in equity securities of   anywhere in the world that have a market
                                    foreign issuers, including emerging           capitalization of more than $1 billion at the time
                                    markets countries.                            of investment. The Fund typically invests in at
                                                                                  least three countries other than the United
                                                                                  States at any one time
                                                                                o primarily in common stocks, preferred stocks,
                                                                                  convertible securities, either directly or
                                                                                  indirectly through closed-end investment
                                                                                  companies and depositary receipts
------------------------------------------------------------------------------------------------------------------------------------
Nations International Equity Fund   Long-term capital growth by investing       Nations International Equity Master Portfolio. The
                                    primarily in equity securities of           Master Portfolio invests:
                                    non-United States companies in Europe,      o at least 65% of its assets in established
                                    Australia, the Far East and other regions,    companies located in at least three countries
                                    including developing countries.               other than the United States. The investment
                                                                                  managers select countries, including emerging
                                                                                  market or developing countries, that they
                                                                                  believe have the potential for growth
                                                                                o primarily in equity securities, which may
                                                                                  include equity interests in foreign investment
                                                                                  funds or trusts, convertible securities, real
                                                                                  estate investment trust securities and
                                                                                  depositary receipts
------------------------------------------------------------------------------------------------------------------------------------

                                         The Fund's investment objective                      What the Fund invests in
                                   -------------------------------------------  ----------------------------------------------------
FIXED INCOME FUNDS
Nations Short-Term Income Fund     High current income consistent with          o at least 65% of its total assets in investment
                                   minimal fluctuations of principal.             grade fixed income securities. The portfolio
                                                                                  management team may choose unrated
                                                                                  securities if it believes they are of comparable
                                                                                  quality to investment grade securities at the
                                                                                  time of investment
                                                                                o securities are principally corporate debt
                                                                                  securities, including bonds, notes and
                                                                                  debentures, mortgage-related securities issued
                                                                                  by governments, asset-backed securities and
                                                                                  U.S. government obligations
------------------------------------------------------------------------------------------------------------------------------------
Nations Strategic Fixed Income     Total return by investing in investment      o at least 65% of its assets in investment grade
Fund                               grade fixed income securities.                 fixed income securities. The portfolio
                                                                                  management team may choose unrated
                                                                                  securities if it believes they are of comparable
                                                                                  quality to investment grade securities at the
                                                                                  time of investment
                                                                                o securities are principally corporate debt
                                                                                  securities, including bonds, notes and
                                                                                  debentures, U.S. government obligations,
                                                                                  foreign debt securities denominated in U.S.
                                                                                  dollars, mortgage-related securities issued by
                                                                                  governments, asset-backed securities and
                                                                                  municipal securities
------------------------------------------------------------------------------------------------------------------------------------
Nations Diversified Income Fund    Total return with an emphasis on current     o at least 65% of its assets in investment grade
                                   income by investing in a diversified           debt securities, including corporate debt
                                   portfolio of fixed income securities.          securities, U.S. government obligations, foreign
                                                                                  debt securities denominated in U.S. dollars or
                                                                                  foreign currencies, and mortgage-related
                                                                                  securities issued by governments and
                                                                                  non-government issuers
                                                                                o up to 35% of its assets in lower-quality fixed
                                                                                  income securities ("junk bonds" or "high yield
                                                                                  bonds") rated "B"or better by Moody's or S&P.
                                                                                  The portfolio management team may choose
                                                                                  unrated securities if it believes they are of
                                                                                  comparable quality at the time of investment
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Nations Prime Fund                 Maximization of current income to the        o money market instruments, including
                                   extent consistent with the preservation        commercial paper, bank obligations, short-term
                                   of capital and the maintenance of              debt securities, guaranteed investment
                                   liquidity.                                     contracts, short-term taxable municipal
                                                                                  securities, repurchase agreements secured by
                                                                                  first-tier securities or U.S. government
                                                                                  obligations
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]
             YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.


[GRAPHIC]
         Other important information

 The following are some other risks and information you should consider before you invest:

        o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o HOLDING OTHER KINDS OF INVESTMENTS - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o FOREIGN INVESTMENT RISK - Funds that invest in FOREIGN SECURITIES may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o INVESTING DEFENSIVELY - A Portfolio may temporarily hold up to 100% of its assets in Nations Prime Fund, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

        o PORTFOLIO TURNOVER - A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

        o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

          All of the Portfolios' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Portfolio operations.

          A Portfolio's performance could also be affected if Funds it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]
             BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    How the Portfolios are managed

 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the LifeGoal Portfolios described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Portfolio and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio. BAAI has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements:

     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                  Maximum     Actual fee
                                                 advisory      paid last
                                                    fee       fiscal year
  Nations LifeGoal Growth Portfolio                0.25%        0.25%
  Nations LifeGoal Balanced Growth Portfolio       0.25%        0.25%
  Nations LifeGoal Income and Growth Portfolio     0.25%        0.25%

 INVESTMENT SUB-ADVISERS
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Portfolios. TradeStreet functions under the supervision of BAAI and the Boards of Directors of Nations Funds.

[GRAPHIC]
             TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet generally takes a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to all of the LifeGoal Portfolios. Timothy P. Beyer and C. Thomas Clapp are co-portfolio managers, responsible for making the day-to-day investment decisions for each Portfolio.

 MR. BEYER is a member of TradeStreet's Value Management Team. In this role, he manages many separate accounts and assists in the team's management of Nations Value Fund. Before joining TradeStreet in 1995, he was an equity analyst for NationsBank's Investment Management Group and a corporate bond analyst with NationsBank. He has a BS in Finance from East Carolina University and is a Chartered Financial Analyst. He also serves on the Council of Examiners for the Association of Investment Management and Research, and is a member of the North Carolina Society of Financial Analysts.

 MR. CLAPP is chief equity investment officer at TradeStreet, and previously was director of its Equity Management Group. Before joining TradeStreet in 1995, he was senior vice president and director of research for NationsBank's Investment Management Group, and senior portfolio manager with Royal Insurance Group. He began working in the investment community in 1984. He has a BA in Economics from the University of North Carolina at Chapel Hill and an MBA from the University of South Carolina. He is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

 TradeStreet is also the investment sub-adviser to the Nations Funds that appear in the table below. The table tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                      TradeStreet Team
  Nations Value Fund                      Value Management Team
  Nations Small Company Growth Fund       Strategic Growth Management Team
  Nations Short-Term Income Fund          Fixed Income Management Team
  Nations Strategic Fixed Income Fund     Fixed Income Management Team
  Nations Diversified Income Fund         Fixed Income Management Team
  Nations Prime Fund                      Taxable Money Market Management Team

[GRAPHIC]
             MARSICO CAPITAL
             MANAGEMENT, LLC


             1200 17TH STREET
             SUITE 1300
             DENVER, COLORADO 80202

 MARSICO CAPITAL MANAGEMENT, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has $6.5 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

 Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio.

 THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for the Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

[GRAPHIC]
             BANK OF AMERICA INVESTMENT MANAGEMENT

             100 NORTH BROADWAY
             ST. LOUIS, MISSOURI 63102

 BANK OF AMERICA INVESTMENT MANAGEMENT
 BAIM, a division of Bank of America, is the investment sub-adviser to Nations Strategic Equity Fund.

 The Fund is managed by MICHAEL E. KENNEALLY, president and chief investment officer of BAIM since 1997. He has managed the Fund since its inception on October 2, 1998. Before joining BAIM, Mr. Kenneally was managing director at Boatmen's Trust Company, in charge of fundamental and quantitative research, small-capatalization, passive and international equity investment. He holds a bachelor's degree in economics and an MBA in finance from the University of Missouri.

[GRAPHIC]
             BRANDES INVESTMENT
             PARTNERS, L.P.

             12750 HIGH BLUFF DRIVE
             SAN DIEGO, CALIFORNIA 92130

 BRANDES INVESTMENT PARTNERS, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 46 investment professionals who manage more than $30 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

[GRAPHIC]
             CHICAGO EQUITY PARTNERS
             CORPORATION

             231 SOUTH LASALLE
             CHICAGO, ILLINOIS 60697

 CHICAGO EQUITY PARTNERS CORPORATION
 Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio.

[GRAPHIC]
             GARTMORE GLOBAL PARTNERS

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

 GARTMORE GLOBAL PARTNERS
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

 Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio.

 Gartmore's portion of Nations International Equity Master Portfolio is co-managed by six portfolio managers:

 CHRISTOPHER PALMER has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 SEOK TEOH has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 JOHN STEWART has shared responsibility with Nick Reid for investments in Japan since August 1999. He is also senior investment manager for the Gartmore Japanese Equities Team and is responsible for managing specialist institutional portfolios and providing input to the global asset allocation team in London. Mr. Stewart joined Gartmore in 1992, after starting his career at the London office of Prudential Portfolio Managers. He graduated from Loughborough University in 1991 with a BS Honors degree in Banking and Finance. Mr. Stewart is also a member of the Institute of Investment Management and Research, and the Chartered Institute of Bankers.

 NICK REID has shared responsibility with John Stewart for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was an United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

 STEPHEN JONES has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

 STEPHEN WATSON has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager of Nations International Equity Fund from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

[GRAPHIC]
             INVESCO GLOBAL ASSET
             MANAGEMENT (N.A.), INC.

             1315 PEACHTREE STREET, N.E.
             ATLANTA, GEORGIA 30309

 INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
 INVESCO is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

 INVESCO is one of three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]
             PUTNAM INVESTMENT
             MANAGEMENT, INC.

             ONE POST OFFICE SQUARE
             BOSTON, MASSACHUSETTS 02109

     PUTNAM INVESTMENT MANAGEMENT, INC.
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]
             STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

 OTHER SERVICE PROVIDERS
 The Portfolios are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens does not receive any fees for the administrative services it provides to the Portfolios.

 BAAI is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Funds.

[GRAPHIC]
             FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110

 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]
             WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC]
             A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


[GRAPHIC]    Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Portfolios. Here are some general rules about this class of shares:

        o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

        o   Bank of America and certain of its affiliates

        o certain other financial institutions and intermediaries, including financial planners and investment advisers

        o   institutional investors

        o   charitable foundations

        o   endowments

        o   other Funds in the Nations Funds Family

        o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

        o   There is no minimum amount for additional investments.

        o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions, or you need help placing an order.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

 We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]     BUYING SHARES

        Here are some general rules for buying shares:

        o   Investors buy Primary A Shares at net asset value per share.

        o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

        o Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


[GRAPHIC]     SELLING SHARES

        Here are some general rules for selling shares:

        o We normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive the order.

        o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.

        o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

        o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares.

        o   We can delay payment of the sale proceeds for up to seven days.

        o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

        o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

        o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

        o   under certain other circumstances allowed under the 1940 Act

[GRAPHIC]

             YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

[GRAPHIC]    EXCHANGING SHARES

        Investors can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

        o Investors can exchange Primary A Shares of a Portfolio for Primary A Shares of any other Portfolio or Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

        o The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        o Exchanges can only be made into a Portfolio or Fund that is legally sold in the investor's state of residence.

        o Exchanges can generally only be made into a Portfolio or Fund that is accepting investments.

        o We may limit the number of exchanges that can be made within a specified period of time.

        o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]    THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

        o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

        o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Portfolios distribute net investment income quarterly, and any net realized capital gain at least once a year.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Portfolio usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Portfolio shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. Some Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]
               FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions that come from net investment income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of these distributions from their taxable income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

        o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

        o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

        o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

     TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Portfolio shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

 [GRAPHIC]      Financial highlights


 The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

LIFEGOAL GROWTH PORTFOLIO  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Year ended       Year ended       Period ended
PRIMARY A SHARES                                       03/31/99         03/31/98         03/31/97*
 OPERATING PERFORMANCE:
Net asset value, beginning of year                      $ 12.49         $ 10.15           $ 10.06
Net investment income/(loss)                              0.04            0.08 (a)          0.12
 Net realized and unrealized gain on investments          0.31            2.87              0.09
Net increase in net assets resulting from investment
 operations                                               0.35            2.95              0.21
 DISTRIBUTIONS:
Distributions from net investment income                    --          ( 0.01)           ( 0.12)
Distributions in excess of net investment income        ( 0.09)         ( 0.39)              --
 Distributions from net realized capital gains          ( 0.60)         ( 0.21)              --
Total distributions                                     ( 0.69)         ( 0.61)           ( 0.12)
 Net asset value, end of year                           $ 12.15         $ 12.49           $ 10.15
TOTAL RETURN++                                            3.04%          29.80%             2.10%
=================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $4,291          $  289            $  929
Ratio of operating expenses to average net
 assets+++                                                0.25%           0.25%             0.25%+
 Ratio of net investment income/(loss) to average
 net assets                                               0.46%           0.65%             1.11%+
Portfolio turnover rate                                    159%            69%               25%

                           * LifeGoal Growth Portfolio Primary A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                           (a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

LIFEGOAL BALANCED GROWTH  PORTFOLIO FOR A SHARE OUTSTANDING THROUGHOUT EACH
                          PERIOD

                                                      Year ended       Year ended      Period ended
PRIMARY A SHARES                                       03/31/99         03/31/98        03/31/97*
 OPERATING PERFORMANCE:
Net asset value, beginning of year                       $ 10.92         $  9.95         $ 10.05
Net investment income                                      0.26           0.33 (a)         0.19
 Net realized and unrealized gain/(loss) on
 investments                                               0.23           1.74           ( 0.10)
Net increase/(decrease) in net assets resulting from
 investment operations                                     0.49           2.07             0.09
 DISTRIBUTIONS:
Distributions from net investment income                  ( 0.28)       ( 0.28)          ( 0.19)
Distributions in excess of net investment income              --        ( 0.32)             --
 Distributions from net realized capital gains            ( 0.33)       ( 0.50)             --
Total distributions                                       ( 0.61)       ( 1.10)          ( 0.19)
 Net asset value, end of year                            $ 10.80        $ 10.92          $  9.95
TOTAL RETURN++                                              4.77%        21.74%            0.90%
=================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $14,844        $  103           $2,114
Ratio of operating expenses to average net
   assets+++                                                0.25%         0.25%            0.25%+
 Ratio of net investment income to average net
   assets                                                   2.77%         2.87%            3.94%+
Portfolio turnover rate                                      121%          94%               1%

                           * LifeGoal Balanced Growth Portfolio Primary A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                           (a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL INCOME AND GROWTH PORTFOLIO    FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                        PERIOD

                                                      Year ended       Year ended      Period ended
PRIMARY A SHARES                                       03/31/99         03/31/98        03/31/97*
 OPERATING PERFORMANCE:
Net asset value, beginning of year                      $ 10.70          $  9.97         $ 10.03
Net investment income                                     0.35            0.43 (a)         0.32
 Net realized and unrealized gain/(loss) on
 investments                                              0.37            0.89           ( 0.06)
Net increase in net assets resulting from investment
 operations                                               0.72            1.32             0.26
 DISTRIBUTIONS:
Distributions from net investment income                ( 0.36)         ( 0.40)          ( 0.32)
Distributions in excess of net investment income            --          ( 0.12)             --
 Distributions from net realized capital gains          ( 0.20)         ( 0.07)             --
Total distributions                                     ( 0.56)         ( 0.59)          ( 0.32)
 Net asset value, end of year                           $ 10.86         $ 10.70          $  9.97
TOTAL RETURN++                                            6.98%          13.56%            2.59%
=================================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $8,489          $  476           $  223
Ratio of operating expenses to average net
 assets+++                                                0.25%           0.25%            0.25%+
 Ratio of net investment income to average net
 assets                                                   3.99%           4.17%            6.34%+
Portfolio turnover rate                                    107%            64%               2%

                           * LifeGoal Income and Growth Portfolio Primary A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                           (a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

[GRAPHIC]       Terms used in this prospectus

 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 DURATION - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 FUTURES - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

(1)S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]      Where to find more information

 You'll find more information about the LifeGoal Portfolios in the following documents:


[GRAPHIC]      ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about
        Portfolio investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.


[GRAPHIC]      STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.765.2668

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255

        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.

        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1-800-SEC-0330
        WWW.SEC.GOV

SEC file number:                                            (Logo) Nations Funds

Nations LifeGoal Funds, Inc., 811-07745

NF-LGPROPA-11/99

LIFEGOAL PORTFOLIOS
PROSPECTUS   --   PRIMARY B SHARES

                                                              NOVEMBER 15, 1999

LifeGoal Portfolios
LIFEGOAL GROWTH PORTFOLIO
LIFEGOAL BALANCED GROWTH PORTFOLIO
LIFEGOAL INCOME AND GROWTH PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    NOT FDIC
                                    INSURED
                                    --------
                                 MAY LOSE VALUE
                                 --------------
                               NO BANK GUARANTEE

[LOGO] NATIONS FUNDS

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]

               YOU'LL FIND TERMS USED
               IN THIS PROSPECTUS ON
               PAGE 39.

             YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

 This booklet, which is called a prospectus, tells you about Nations Funds LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

 Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Equity, Fixed Income and Money Market Funds using an asset allocation approach. This kind of mutual fund is sometimes called a "fund of funds."

     ABOUT ASSET ALLOCATION
 Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, EQUITY SECURITIES, FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS -- in varying proportions.

 The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large, mid- and small capitalization stocks, has different return and risk characteristics, and reacts in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

     ABOUT THE PORTFOLIOS
 Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a LifeGoal Portfolio allocates to Equity Funds, the greater the potential return and the greater the risk of a decline in share price. The more a LifeGoal Portfolio allocates to Fixed Income Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

 LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds that invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

 LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds that invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds that invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

     IS LIFEGOAL RIGHT FOR YOU?
 When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

     The LifeGoal Portfolios may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

     They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

     FOR MORE INFORMATION
 If you have any questions about the Portfolios, please call us at
 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

             BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BAAI AND NATIONS FUNDS HAVE ENGAGED A
             SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT
               BAAI AND TRADESTREET
               STARTING ON PAGE 25.

[GRAPHIC]


About the LifeGoal Portfolios
LIFEGOAL GROWTH PORTFOLIO                                5
Sub-adviser: TradeStreet
---------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO                      10
Sub-adviser: TradeStreet
---------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO                    15
Sub-adviser: TradeStreet
---------------------------------------------
ABOUT THE NATIONS FUNDS                                 20
---------------------------------------------
OTHER IMPORTANT INFORMATION                             23
---------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                          25
[GRAPHIC]


    About your investment
INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                 31
  How selling and servicing agents are paid             34
  Distributions and taxes                               35
---------------------------------------------
FINANCIAL HIGHLIGHTS                                    37
---------------------------------------------
TERMS USED IN THIS PROSPECTUS                           39
---------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER
               AND MR. CLAPP ON PAGE 26.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Growth Portfolio

[GRAPHIC]

        INVESTMENT OBJECTIVE

        This Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

[GRAPHIC]

        INVESTMENT STRATEGIES

        This Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Equity Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

  o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

  o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

  o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON
               PAGE 23 AND IN THE SAI.

[GRAPHIC]



             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

LifeGoal Growth Portfolio                              Target allocation for each
can invest in:                                         Fund category:
        Large-capitalization domestic equity funds               40-75%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                15-35%
         Nations Small Company Growth Fund
        International equity funds                               10-30%
         Nations International Value Fund
         Nations International Equity Fund

        The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[GRAPHIC]

        RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Growth Portfolio has the following risks:

        o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

        o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

        o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

        o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

        o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.


[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC TABLE APPEARS HERE]

          1996      1997      1998
          ----      ----      ----
          2.08%     8.73%     10.17%

        * Return is from inception (10-15-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999:  4.87%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             23.37%
  Worst: 3rd quarter 1998:            -16.68%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The index is not available for investment.

                                1 year      Since inception
  Primary B Shares           12.32%        13.88%
  S&P 500                    28.58%        31.43%


[GRAPHIC]

             THERE ARE TWO KINDS OF FEES --
             SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]

        WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                     Primary B Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none

        ANNUAL PORTFOLIO OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)

        Management fees                                           0.25%
        Shareholder administration fees(1)                        0.60%
                                                                  ----
        Total annual Portfolio operating expenses                 0.85%
                                                                  ====

        (1) Shareholder administration fees of 0.10% are voluntarily waived on Primary B Shares; however, there is no guarantee that these waivers will continue for any specified period of time. This waiver is not reflected in the table above.

        INDIRECT EXPENSES
        The Portfolio's annual operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 1.00% and 1.17% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary B Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Portfolio

        o   your investment has a 5% return each year

        o the Portfolio's operating expenses remain the same as shown in the table above

        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares     $197       $615        $1,060      $2,293

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER
             AND MR. CLAPP ON PAGE 26.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

     LifeGoal Balanced Growth Portfolio

[GRAPHIC]

        INVESTMENT OBJECTIVE

        This Portfolio seeks total return through a balanced portfolio of EQUITY and FIXED INCOME SECURITIES.

[GRAPHIC]

        INVESTMENT STRATEGIES

        This Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Equity and Fixed Income Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

        o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

        o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

        o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

        o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

        o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS PORTFOLIO STARTING ON
             PAGE 23 AND IN THE SAI.

[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

LifeGoal Balanced Growth Portfolio                     Target allocation for each
can invest in:                                         Fund category:
        Large-capitalization domestic equity funds               20-40%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                10-20%
         Nations Small Company Growth Fund
        International equity funds                                5-15%
         Nations International Value Fund
         Nations International Equity Fund
        Bond funds                                               40-60%
         Nations Strategic Fixed Income Fund
         Nations Diversified Income Fund

        The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[GRAPHIC]

        RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Balanced Growth Portfolio has the following risks:

        o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

        o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

        o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

        o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

        o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o INTEREST RATE RISK - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. GOVERNMENT OBLIGATIONS. Fixed income securities with the lowest INVESTMENT GRADE rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

        o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.

[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC TABLE APPEARS HERE]

          1996      1997      1998
          ----      ----      ----
          2.47%     11.35%    11.27%

        * Return is from inception (10-15-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999:  2.77%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             12.22%
  Worst: 3rd quarter 1998:            -9.02%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                           1 year      Since inception
        Primary B Shares                11.27%        11.40%
        S&P 500                         28.58%        31.43%
        Lehman Aggregate Bond Index      8.69%         8.82%


[GRAPHIC]



             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]

        WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                     Primary B Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none

        ANNUAL PORTFOLIO OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)

        Management fees                                           0.25%
        Shareholder administration fees(1)                        0.60%
                                                                  ----
        Total annual Portfolio operating expenses                 0.85%
                                                                  ====

        (1) Shareholder administration fees of 0.10% are voluntarily waived on Primary B Shares; however, there is no guarantee that these waivers will continue for any specified period of time. This waiver is not reflected in the table above.

        INDIRECT EXPENSES
        The Portfolio's annual operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 0.80% and 1.04% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary B Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Portfolio

        o   your investment has a 5% return each year

        o   the Portfolio's operating expenses remain the same as shown above

        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares     $180       $563        $972        $2,113

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER
             AND MR. CLAPP ON PAGE 26.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

     LifeGoal Income and Growth Portfolio

[GRAPHIC]

        INVESTMENT OBJECTIVE

        This Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

[GRAPHIC]

        INVESTMENT STRATEGIES

        This Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Fixed Income Funds, but may also invest in Nations Funds Equity Funds, and Nations Funds Money Market Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

        o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

        o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

        o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

        o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

        o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS PORTFOLIO STARTING ON
               PAGE 23 AND IN THE SAI.

[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

LifeGoal Income and Growth                             Target allocation for each
can invest in:                                         Fund category:
        Large-capitalization domestic equity funds               10-30%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                 0-10%
         Nations Small Company Growth Fund
        International equity funds                                0-10%
         Nations International Value Fund
         Nations International Equity Fund
        Bond funds                                               50-90%
         Nations Short-Term Income Fund
         Nations Strategic Fixed Income Fund
         Nations Diversified Income Fund
        Money market funds                                        0-20%
         Nations Prime Fund

        LifeGoal Income and Growth's target allocation for total investments in equity funds is 30%. The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[GRAPHIC]

        RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Income and Growth Portfolio has the following risks:

        o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

        o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

        o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

        o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

        o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o INTEREST RATE RISK - The Portfolio allocates assets to Funds that may invest in FIXED INCOME SECURITIES. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o CREDIT RISK - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. GOVERNMENT OBLIGATIONS.

        o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.


[GRAPHIC]



             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Portfolio's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC TABLE APPEARS HERE]

          1996      1997      1998
          ----      ----      ----
          2.08%     8.73%     10.17%

        * Return is from inception (10-15-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999:  0.97%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

  Best: 4th quarter 1998:             6.23%
  Worst: 3rd quarter 1998:            -2.33%

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                           1 year      Since inception
        Primary B Shares                10.17%         9.52%
        S&P 500                         28.58%        31.43%
        Lehman Aggregate Bond Index      8.69%         8.82%


[GRAPHIC]



             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]

        WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment)                     Primary B Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none

        ANNUAL PORTFOLIO OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)

        Management fees                                           0.25%
        Shareholder administration fees(1)                        0.60%
                                                                  ----
        Total annual Portfolio operating expenses                 0.85%
                                                                  ====

        (1) Shareholder administration fees of 0.10% are voluntarily waived on Primary B Shares; however, there is no guarantee that these waivers will continue for any specified period of time. This waiver is not reflected in the table above.

        INDIRECT EXPENSES
        The Portfolio's annual operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 0.48% and 0.93% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary B Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Portfolio

        o   your investment has a 5% return each year

        o   the Portfolio's operating expenses remain the same as shown above

        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary B Shares     $158       $506        $879        $1,926

 About the Nations Funds

 The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds the LifeGoal Portfolios invest in. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

 The portfolio managers can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

 FOR MORE INFORMATION
 You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.321.7854 for copies.

                                            The Fund's investment objective                    What the Fund invests in
                                     ----------------------------------------   ----------------------------------------------------
 EQUITY FUNDS                         Growth of capital by investing in         o at least 65% of its assets in common stocks of
Nations Value Fund                   companies that are believed to be            U.S. companies. The Fund generally invests in
                                     undervalued.                                 companies in a broad range of industries with
                                                                                  market capitalizations of at least $1 billion and
                                                                                  daily trading volumes of at least $3 million
------------------------------------------------------------------------------------------------------------------------------------
Nations Blue Chip Fund               Long-term capital appreciation through     Nations Blue Chip Master portfolio. The Master
                                     investments in blue chip stocks.           Portfolio invests:
                                                                                 o at least 65% of its assets in blue chip stocks
                                                                                 o primarily in blue chip stocks that are
                                                                                   included in the S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
 Nations Strategic Equity Fund       Long-term, after-tax returns by investing  At least 65% of its assets in common stocks of
                                     in a diversified portfolio of common       companies selected from most major industry
                                     stocks.                                    sectors.
------------------------------------------------------------------------------------------------------------------------------------
Nations Marsico Focused Equities     Long-term growth of capital.               Nations Marsico Focused Equities Master
Fund                                                                            Portfolio. The Master Portfolio invests:
                                                                                o at least 65% of its assets in common stocks of
                                                                                  large companies. The Master Portfolio, which is
                                                                                  non-diversified, generally holds a core position
                                                                                  of 20 to 30 common stocks
                                                                                o up to 25% of its assets in foreign securities
------------------------------------------------------------------------------------------------------------------------------------
Nations Small Company Growth         Long-term capital growth by investing      o at least 65% of its assets in companies with a
Fund                                 primarily in equity securities.              market capitalization of $1 billion or less. The
                                                                                  Fund usually holds 75 to 130 securities, which
                                                                                  include common stocks, preferred stocks and
                                                                                  convertible securities like warrants, rights and
                                                                                  convertible debt
------------------------------------------------------------------------------------------------------------------------------------
International Funds                  Long-term capital appreciation by          o at least 65% of its assets in foreign companies
Nations International Value Fund     investing primarily in equity securities of  anywhere in the world that have a market
                                     foreign issuers, including emerging          capitalization of more than $1 billion at the time
                                     markets countries.                           of investment. The Fund typically invests in at
                                                                                  least three countries other than the United
                                                                                  States at any one time
                                                                                o primarily in common stocks, preferred stocks,
                                                                                  convertible securities, either directly or
                                                                                  indirectly through closed-end investment
                                                                                  companies and depositary receipts
------------------------------------------------------------------------------------------------------------------------------------
Nations International Equity Fund    Long-term capital growth by investing      Nations International Equity Master Portfolio. The
                                     primarily in equity securities of          Master Portfolio invests:
                                     non-United States companies in Europe,     o at least 65% of its assets in established
                                     Australia, the Far East and other regions,   companies located in at least three countries
                                     including developing countries.              other than the United States. The investment
                                                                                  managers select countries, including emerging
                                                                                  market or developing countries, that they
                                                                                  believe have the potential for growth
                                                                                o primarily in equity securities, which may
                                                                                  include equity interests in foreign investment
                                                                                  funds or trusts, convertible securities, real
                                                                                  estate investment trust securities and
                                                                                  epositary receipts

                                            The Fund's investment objective                    What the Fund invests in
                                     ----------------------------------------   ----------------------------------------------------
FIXED INCOME FUNDS                 High current income consistent with          o at least 65% of its total assets in investment
Nations Short-Term Income Fund     minimal fluctuations of principal.             grade fixed income securities. The portfolio
                                                                                  management team may choose unrated
                                                                                  securities if it believes they are of comparable
                                                                                  quality to investment grade securities at the
                                                                                  time of investment
                                                                                o securities are principally corporate debt
                                                                                  securities, including bonds, notes and
                                                                                  debentures, mortgage-related securities issued
                                                                                  by governments, asset-backed securities and
                                                                                  U.S. government obligations
------------------------------------------------------------------------------------------------------------------------------------
Nations Strategic Fixed Income     Total return by investing in investment      o at least 65% of its assets in investment grade
Fund                               grade fixed income securities.                 fixed income securities. The portfolio
                                                                                  management team may choose unrated
                                                                                  securities if it believes they are of comparable
                                                                                  quality to investment grade securities at the
                                                                                  time of investment
                                                                                o securities are principally corporate debt
                                                                                  securities, including bonds, notes and
                                                                                  debentures, U.S. government obligations,
                                                                                  foreign debt securities denominated in U.S.
                                                                                  dollars, mortgage-related securities issued by
                                                                                  governments, asset-backed securities and
                                                                                  municipal securities
------------------------------------------------------------------------------------------------------------------------------------
Nations Diversified Income Fund    Total return with an emphasis on current     o at least 65% of its assets in investment grade
                                   income by investing in a diversified           debt securities, including corporate debt
                                   portfolio of fixed income securities.          securities, U.S. government obligations, foreign
                                                                                  debt securities denominated in U.S. dollars or
                                                                                  foreign currencies, and mortgage-related
                                                                                  securities issued by governments and
                                                                                  non-government issuers
                                                                                o up to 35% of its assets in lower-quality fixed
                                                                                  income securities ("junk bonds" or "high yield
                                                                                  bonds") rated "B" or better by Moody's or S&P.
                                                                                  The portfolio management team may choose
                                                                                  unrated securities if it believes they are of
                                                                                  comparable quality at the time of investment
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                  Maximization of current income to the        o money market instruments, including
Nations Prime Fund                 extent consistent with the preservation        commercial paper, bank obligations, short-term
                                   of capital and the maintenance of              debt securities, guaranteed investment
                                   liquidity.                                     contracts, short-term taxable municipal
                                                                                  securities, repurchase agreements secured by
                                                                                  first-tier securities or U.S. government
                                                                                  obligations
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC]

             YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

[GRAPHIC]

         Other important information

 The following are some other risks and information you should consider before you invest:

        o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o HOLDING OTHER KINDS OF INVESTMENTS - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o FOREIGN INVESTMENT RISK - Funds that invest in FOREIGN SECURITIES may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o INVESTING DEFENSIVELY - A Portfolio may temporarily hold up to 100% of its assets in Nations Prime Fund, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

        o PORTFOLIO TURNOVER - A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

        o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

            All of the Portfolios' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Portfolio operations.

            A Portfolio's performance could also be affected if the Funds it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]

         How the Portfolios are managed

[GRAPHIC]

             BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

 INVESTMENT ADVISER
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the LifeGoal Portfolios described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Portfolio and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio. BAAI has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements:

     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                     Maximum     Actual fee
                                                    advisory      paid last
                                                       fee       fiscal year
  Nations LifeGoal Growth Portfolio                0.25%        0.25%
  Nations LifeGoal Balanced Growth Portfolio       0.25%        0.25%
  Nations LifeGoal Income and Growth Portfolio     0.25%        0.25%

 INVESTMENT SUB-ADVISERS
 Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Portfolios. TradeStreet functions under the supervision of BAAI and the Boards of Directors of Nations Funds.


[GRAPHIC]

             TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

 TRADESTREET INVESTMENT ASSOCIATES, INC.
 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet generally takes a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to all of the LifeGoal Portfolios. Timothy P. Beyer and C. Thomas Clapp are co-portfolio managers, responsible for making the day-to-day investment decisions for each Portfolio.

 MR. BEYER is a member of TradeStreet's Value Management Team. In this role, he manages many separate accounts and assists in the team's management of Nations Value Fund. Before joining TradeStreet in 1995, he was an equity analyst for NationsBank's Investment Management Group and a corporate bond analyst with NationsBank. He has a BS in Finance from East Carolina University and is a Chartered Financial Analyst. He also serves on the Council of Examiners for the Association of Investment Management and Research, and is a member of the North Carolina Society of Financial Analysts.

 MR. CLAPP is chief equity investment officer at TradeStreet, and previously was director of its Equity Management Group. Before joining TradeStreet in 1995, he was senior vice president and director of research for NationsBank's Investment Management Group, and senior portfolio manager with Royal Insurance Group. He began working in the investment community in 1984. He has a BA in Economics from the University of North Carolina at Chapel Hill and an MBA from the University of South Carolina. He is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

 TradeStreet is also the investment sub-adviser to the Nations Funds that appear in the table below. The table tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                      TradeStreet Team
  Nations Value Fund                      Value Management Team
  Nations Small Company Growth Fund       Strategic Growth Management Team
  Nations Short-Term Income Fund          Fixed Income Management Team
  Nations Strategic Fixed Income Fund     Fixed Income Management Team
  Nations Diversified Income Fund         Fixed Income Management Team
  Nations Prime Fund                      Taxable Money Market Management Team

[GRAPHIC]

             MARSICO CAPITAL
             MANAGEMENT, LLC

             1200 17TH STREET
             SUITE 1300
             DENVER, COLORADO 80202

 MARSICO CAPITAL MANAGEMENT, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has $6.5 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

 Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio.

 THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for the Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

[GRAPHIC]

             BANK OF AMERICA INVESTMENT
             MANAGEMENT

             100 NORTH BROADWAY
             ST. LOUIS, MISSOURI 63102

 BANK OF AMERICA INVESTMENT MANAGEMENT
 BAIM, a division of Bank of America, is the investment sub-adviser to Nations Strategic Equity Fund.

 The Fund is managed by MICHAEL E. KENNEALLY, president and chief investment officer of BAIM since 1997. He has managed the Fund since its inception on October 2, 1998. Before joining BAIM, Mr. Kenneally was managing director at Boatmen's Trust Company, in charge of fundamental and quantitative research, small-capitalization, passive and international equity investment. He holds a bachelor's degree in economics and an MBA in finance from the University of Missouri.


[GRAPHIC]

             BRANDES INVESTMENT
             PARTNERS, L.P.

             12750 HIGH BLUFF DRIVE
             SAN DIEGO, CALIFORNIA 92130

 BRANDES INVESTMENT PARTNERS, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 46 investment professionals who manage more than $30 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


[GRAPHIC]

             CHICAGO EQUITY PARTNERS
             CORPORATION

             231 SOUTH LASALLE
             CHICAGO, ILLINOIS 60697

 CHICAGO EQUITY PARTNERS CORPORATION
 Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio.


[GRAPHIC]

             GARTMORE GLOBAL PARTNERS

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

 GARTMORE GLOBAL PARTNERS
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

 Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio.

 Gartmore's portion of Nations International Equity Master Portfolio is co-managed by six portfolio managers:

 CHRISTOPHER PALMER has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 SEOK TEOH has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 JOHN STEWART has shared responsibility with Nick Reid for investments in Japan since August 1999. He is also senior investment manager for the Gartmore Japanese Equities Team and is responsible for managing specialist institutional portfolios and providing input to the global asset allocation team in London. Mr. Stewart joined Gartmore in 1992, after starting his career at the London office of Prudential Portfolio Managers. He graduated from Loughborough University in 1991 with a BS Honors degree in Banking and Finance. Mr. Stewart is also a member of the Institute of Investment Management and Research, and the Chartered Institute of Bankers.

 NICK REID has shared responsibility with John Stewart for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was an United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

 STEPHEN JONES has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

 STEPHEN WATSON has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager of Nations International Equity Fund from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.


[GRAPHIC]

             INVESCO GLOBAL ASSET
             MANAGEMENT (N.A), INC.

             1315 PEACHTREE STREET, N.E.
             ATLANTA, GEORGIA 30309

 INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.
 INVESCO is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

 INVESCO is one of three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.


[GRAPHIC]

             PUTNAM INVESTMENT MANAGEMENT, INC.

             ONE POST OFFICE SQUARE
             BOSTON, MASSACHUSETTS 02109

 PUTNAM INVESTMENT MANAGEMENT, INC.
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.


[GRAPHIC]

             STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

 OTHER SERVICE PROVIDERS
 The Portfolios are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens does not receive any fees for the administrative services it provides to the Portfolios. The Portfolios pay shareholder administration fees to BAAI or financial institutions for providing services to investors.

 BAAI is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Funds.


[GRAPHIC]

             FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110

 First Data Investor Services Group, Inc. is also the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]

             WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC]

             A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

[GRAPHIC]

         Buying, selling and exchanging shares

 This prospectus offers Primary B Shares of the Portfolios. Here are some general rules about this class of shares:

        o Primary B Shares are generally available only to financial institutions and intermediaries that sign an account with us or Stephens. These include:

            o   Bank of America and certain of its affiliates

            o   brokerage firms

            o   other financial institutions

        o   The minimum initial investment is $1,000.

        o   There is no minimum amount for additional investments.

        o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary B Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

 HOW SHARES ARE PRICED
 All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

 We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 HOW ORDERS ARE PROCESSED
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]

        BUYING SHARES

        Here are some general rules for buying shares:

        o   Investors buy Primary B Shares at net asset value per share.

        o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

        o Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]

        SELLING SHARES

        Here are some general rules for selling shares:

        o We normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive the order.

        o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

        o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.

        o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares.

        o   We can delay payment of the sale proceeds for up to seven days.

        o Other restrictions may apply to retirement plan accounts. For more information on these restrictions, please contact your retirement plan administrator.

        We may sell shares:

        o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

        o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

        o   under certain other circumstances allowed under the 1940 Act


[GRAPHIC]



             YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

[GRAPHIC]

        EXCHANGING SHARES

        Investors can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

        o Investors can exchange Primary B Shares of a Portfolio for Primary B Shares of any other Portfolio or Nations Fund.

        o The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        o Exchanges can only be made into a Portfolio or Fund that is legally sold in the investor's state of residence.

        o Exchanges can generally only be made into a Portfolio or Fund that is accepting investments.

        o We may limit the number of exchanges that can be made within a specified period of time.

        o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]

         How selling and servicing agents are paid

[GRAPHIC]

             THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

 Selling and servicing agents usually receive compensation when you invest in the Portfolios. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 SHAREHOLDER ADMINISTRATION FEES
 BAAI, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of up to 0.60% of the average daily net assets of Primary B Shares of the Portfolios under a shareholder administration plan.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charge you may pay.

 The Portfolios pay these fees to eligible financial institutions for as long as the plan continues. We may reduce or discontinue payments at any time.

 OTHER COMPENSATION
 Selling and servicing agents may also receive non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

 This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts.

 BAAI may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]

         Distributions and taxes



[GRAPHIC]

             THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

     ABOUT DISTRIBUTIONS
     A mutual fund can make money two ways:

        o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

        o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Portfolios distribute net investment income quarterly, and any net realized capital gain at least once a year.

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Portfolio usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Portfolio shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. Some Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]

               FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

 HOW TAXES AFFECT YOUR INVESTMENT
 Distributions that come from net investment income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of these distributions from their taxable income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 WITHHOLDING TAX
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

        o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

        o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

        o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Portfolio or Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Financial highlights for Primary B Shares of LifeGoal Income and Growth Portfolio are not provided because this class of shares had not yet commenced operations during the period indicated. Please see the back cover to find out how you can get a copy.

LIFEGOAL GROWTH PORTFOLIO  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Year ended      Period ended
PRIMARY B SHARES                                          03/31/99         03/31/98*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 12.49         $ 12.25
Net investment income/(loss)                              0.00            0.01 (a)
 Net realized and unrealized gain on investments          0.30            0.70
Net increase in net assets resulting from investment
 operations                                               0.30            0.71
 Distributions:
Distributions from net investment income                   --           ( 0.01)
Distributions in excess of net investment income        ( 0.05)         ( 0.25)
 Distributions from net realized capital gains          ( 0.60)         ( 0.21)
Total distributions                                     ( 0.65)         ( 0.47)
 Net asset value, end of period                         $ 12.14         $ 12.49
TOTAL RETURN++                                            2.58%           6.24%
======================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    7          $    6
Ratio of operating expenses to average net
 assets+++                                                0.75%           0.75%+
 Ratio of net investment income to average net
 assets                                                 ( 0.04)%          0.15%+
Portfolio turnover rate                                   159%             69%

                           * LifeGoal Growth Portfolio Primary B Shares commenced investment operations on September 19, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
                           +++ The Portfolio's expenses do not include the expenses of the underlying Funds.
                           (a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period. LifeGoal Balanced Growth Portfolio
                           For a Share outstanding throughout the period

LIFEGOAL BALANCED GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Year ended      Period ended
PRIMARY B SHARES                                          03/31/99        03/31/98*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.94        $ 10.95
Net investment income                                     0.23           0.16  (a)
 Net realized and unrealized gain/(loss) on
 investments                                              0.20           0.77
Net increase/(decrease) in net assets resulting from
 investment operations                                    0.43           0.93
 DISTRIBUTIONS:
Distributions from net investment income                ( 0.22)        ( 0.20)
Distributions in excess of net investment income            --         ( 0.24)
 Distributions from net realized capital gains          ( 0.33)        ( 0.50)
Total distributions                                     ( 0.55)        ( 0.94)
 Net asset value, end of period                         $ 10.82        $ 10.94
TOTAL RETURN++                                            4.15%          9.24%
======================================================================================
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  276         $   26
Ratio of operating expenses to average net
 assets+++                                                0.75%          0.75%+
 Ratio of net investment income to average net
 assets                                                   2.27%          2.37%+
Portfolio turnover rate                                    121%           94%

* LifeGoal Balanced Growth Portfolio Primary B Shares commenced investment operations on August 4, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

[GRAPHIC]

          Terms used in this prospectus

 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COMMERCIAL PAPER - a money market instrument issued by a large company.

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 DURATION - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 FUTURES - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans orinterests.

 REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

(1)S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

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
[GRAPHIC]
         Where to find more information

 You'll find more information about the LifeGoal Portfolios in the following documents:

[GRAPHIC]
        ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about
        Portfolio investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[GRAPHIC]
        STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255

        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.

        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV

SEC file number:

                                                            [NATIONS FUNDS LOGO]



Nations LifeGoal Funds, Inc., 811-07745

NF-LGPROPB-11/99

LIFEGOAL PORTFOLIOS
PROSPECTUS   --   INVESTOR A, B AND C SHARES

                                                              NOVEMBER 15, 1999

LIFEGOAL PORTFOLIOS
LIFEGOAL GROWTH PORTFOLIO
LIFEGOAL BALANCED GROWTH PORTFOLIO
LIFEGOAL INCOME AND GROWTH PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                                    NOT FDIC
                                    INSURED
                            ------------------------
                                 May Lose Value
                            ------------------------
                               No Bank Guaranteed
                            ------------------------
                                                            (Logo) Nations Funds

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             TERMS USED IN THIS PROSPECTUS

             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.

[GRAPHIC]

             YOU'LL FIND TERMS USED IN
             THIS PROSPECTUS ON PAGE 60.

             YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

 This booklet, which is called a prospectus, tells you about Nations Funds LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

 Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Nations Funds Equity, Fixed Income and Money Market Funds using an asset allocation approach. This kind of mutual fund is sometimes called a "fund of funds."

 ABOUT ASSET ALLOCATION
 Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, EQUITY SECURITIES, FIXED INCOME SECURITIES and MONEY MARKET INSTRUMENTS -- in varying proportions.

 The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large, mid- and small capitalization stocks, has different return and risk characteristics, and reacts in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

 ABOUT THE PORTFOLIOS
 Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Nations Funds it invests in. In general, the more a LifeGoal Portfolio allocates to Equity Funds, the greater the potential return and the greater the risk of a decline in share price. The more a LifeGoal Portfolio allocates to Fixed Income Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or you may not earn as much as you expect.

 LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds that invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

 LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds that invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds that invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

 IS LIFEGOAL RIGHT FOR YOU?
 When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The LifeGoal Portfolios may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of each Portfolio's principal investments, strategies and risks in the Portfolio descriptions that start on page 5.

 FOR MORE INFORMATION
 If you have any questions about the Portfolios, please call us at
 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

             BANC OF AMERICA ADVISORS, INC.

             BANC OF AMERICA ADVISORS, INC. (BAAI) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BAAI AND NATIONS FUNDS HAVE ENGAGED A
             SUB-ADVISER -- TRADESTREET INVESTMENT ASSOCIATES, INC. (TRADESTREET), WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE PORTFOLIOS.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT
             BAAI AND TRADESTREET
             STARTING ON PAGE 27.

[GRAPHIC] About the LifeGoal Portfolios

LIFEGOAL GROWTH PORTFOLIO                                5
Sub-adviser: TradeStreet
----------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO                      10
Sub-adviser: TradeStreet
----------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO                    16
Sub-adviser: TradeStreet
----------------------------------------------------------
ABOUT THE NATIONS FUNDS                                 22
----------------------------------------------------------
OTHER IMPORTANT INFORMATION                             25
----------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                          27

[GRAPHIC] About your investment

INFORMATION FOR INVESTORS
  Choosing a share class                                33
  Buying, selling and exchanging shares                 41
  How selling and servicing agents are paid             50
  Distributions and taxes                               52
----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    54
----------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                           60
----------------------------------------------------------
WHERE TO FIND MORE INFORMATION                  BACK COVER

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT
             TRADESTREET, MR. BEYER AND
             MR. CLAPP ON PAGE 28.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Growth Portfolio

[GRAPHIC] INVESTMENT OBJECTIVE

          This Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

[GRAPHIC] INVESTMENT STRATEGIES

          This Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Equity Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

  o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

  o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

  o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

LIFEGOAL GROWTH PORTFOLIO                              TARGET ALLOCATION FOR EACH
CAN INVEST IN:                                         FUND CATEGORY:
        Large-capitalization domestic equity funds               40-75%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                15-35%
         Nations Small Company Growth Fund
        International equity funds                               10-30%
         Nations International Value Fund
         Nations International Equity Fund

        The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO STARTING ON PAGE 25 AND IN THE SAI.

[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER

          LifeGoal Growth Portfolio has the following risks:

          o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7584 FOR A COPY.

          o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

          o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

          o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

          o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

          o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.

[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC] A LOOK AT THE PORTFOLIO'S PERFORMANCE

          The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

          YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
          The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

          (Bar graph appears here. See table below for plot points.)

                    1996        1997       1998
                   3.50%*      14.57%     12.64%

             *Return is from inception (10-15-96) to 12-31-96.

          YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999: 5.12%

          BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

            Best: 4th quarter 1998:             23.55%
            Worst: 3rd quarter 1998:           -16.68%

[GRAPHIC]

             THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.

          AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998 The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The index is not available for investment.

                                         1 year      Since inception
            Investor A Shares            6.19%          10.99%
            Investor B Shares            6.83%           3.56%
            Investor C Shares           10.68%          13.33%
            S&P 500                     28.58%          31.69%**

          **Return is from inception of Investor A Shares. Inception dates for the other classes shown may vary.

[GRAPHIC]

             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC] WHAT IT COSTS TO INVEST IN THE PORTFOLIO
          This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                 5.75%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)      5.00%(2)       1.00%(3)
        Redemption fee, as a %
        of the amount sold                          none(4)       none           none
        ANNUAL FUND OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)
        Management fees                          0.25%           0.25%          0.25%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
                                                 -----          ------         ------
        Total annual Fund operating expenses     0.50%           1.25%          1.25%
                                                 =====          ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 35 for details.

      (2)This charge decreases over time. Please see page 36 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 37 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Portfolio. Please see page 35 for details.

          INDIRECT EXPENSES
          The Portfolio's annual Fund operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 1.00% and 1.17% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

          o the amount the Portfolio expects to invest in each Fund, based on the target allocation

          o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

          EXAMPLE

          This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

          This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Portfolio

          o your investment has a 5% return each year

          o the Portfolio's operating expenses remain the same as shown in the table above

          o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

          Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $728       $1,055      $1,404      $2,388
  Investor B Shares     $737       $1,037      $1,463      $2,517
  Investor C Shares     $337       $  737      $1,263      $2,704

          If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $237       $737        $1,263      $2,517
  Investor C Shares     $237       $737        $1,263      $2,704

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE THE PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

             YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER AND MR. CLAPP ON PAGE 28.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Balanced Growth Portfolio

[GRAPHIC] INVESTMENT OBJECTIVE
          This Portfolio seeks total return through a balanced portfolio of EQUITY and FIXED INCOME SECURITIES.

[GRAPHIC] INVESTMENT STRATEGIES
          This Portfolio normally invests all of its assets in Primary A Shares of a balanced mix of Nations Funds Equity and Fixed Income Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

  o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

  o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

  o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

LIFEGOAL BALANCED GROWTH                               TARGET ALLOCATION FOR EACH
PORTFOLIO CAN INVEST IN:                               FUND CATEGORY:
        Large-capitalization domestic equity funds               20-40%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                10-20%
         Nations Small Company Growth Fund
        International equity funds                                5-15%
         Nations International Value Fund
         Nations International Equity Fund
        Bond funds                                               40-60%
         Nations Strategic Fixed Income Fund
         Nations Diversified Income Fund

          The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


[GRAPHIC]

             YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO STARTING ON PAGE 25 AND IN THE SAI.

[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.


[GRAPHIC] RISKS AND OTHER THINGS TO CONSIDER
          LifeGoal Balanced Growth Portfolio has the following risks:

          o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

          o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

          o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

          o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

          o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

          o INTEREST RATE RISK - The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o CREDIT RISK - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. GOVERNMENT OBLIGATIONS. Fixed income securities with the lowest INVESTMENT GRADE rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

          o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.

[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.


[GRAPHIC] A LOOK AT THE PORTFOLIO'S PERFORMANCE
          The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

          YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
          The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

          (Bar graph appears here. See table below for plot points.)

                    1996        1997       1998
                   2.46%*      11.20%     11.66%

             *Return is from inception (10-15-96) to 12-31-96.

[GRAPHIC]

        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999: 2.94%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

        Best: 4th quarter 1998:             12.39%
        Worst: 3rd quarter 1998:            -8.96%

[GRAPHIC]

        THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE INDEXES' RETURNS DO NOT REFLECT SALES CHARGES.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held COMMON STOCKS, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                          1 year      Since inception
        Investor A Shares                5.23%         8.57%
        Investor B Shares                5.99%         6.58%
        Investor C Shares               10.63%        11.31%
        S&P 500                         28.58%        31.69%**
        Lehman Aggregate Bond Index      8.29%         8.75%**

        **Return is from inception of Investor A Shares. Inception dates for the other classes shown may vary.

[GRAPHIC]

             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]

        WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                 5.75%           none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)         none           none
        ANNUAL FUND OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)
        Management fees                          0.25%           0.25%         0.25%
        Distribution (12-b1) and shareholder
        servicing fees                           0.25%           1.00%         1.00%
                                                 -----          ------        ------
        Total annual Fund operating expenses     0.50%           1.25%         1.25%
                                                 =====          ======        ======

      (1)1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 35 for details.

      (2)This charge decreases over time. Please see page 36 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 36 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 37 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Portfolio. Please see page 35 for details.

        INDIRECT EXPENSES
        The Portfolio's annual Fund operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 0.80% and 1.04% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

        o the amount the Portfolio expects to invest in each Fund, based on the target allocation

        o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        o       you reinvest all dividends and distributions in the Portfolio

        o       your investment has a 5% return each year

        o the Portfolio's operating expenses remain the same as shown in the table above

        o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 year     3 years     5 years     10 years
         Investor A Shares     $711       $1,005      $1,320      $2,211
         Investor B Shares     $720       $  985      $1,377      $2,342
         Investor C Shares     $320       $  685      $1,177      $2,532

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                1 year     3 years     5 years     10 years
         Investor B Shares     $220       $685        $1,177      $2,342
         Investor C Shares     $220       $685        $1,177      $2,532

ABOUT THE LIFEGOAL PORTFOLIOS
--------------------------------------------------------------------------------

[GRAPHIC]

             ABOUT THE SUB-ADVISER

             TRADESTREET IS THIS PORTFOLIO'S SUB-ADVISER. TIMOTHY P. BEYER AND
             C. THOMAS CLAPP ARE ITS PORTFOLIO MANAGERS AND MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT TRADESTREET, MR. BEYER
               AND MR. CLAPP ON PAGE 28.

[GRAPHIC]

             ABOUT THE UNDERLYING NATIONS FUNDS

             YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS THE PORTFOLIO INVESTS IN, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE NATIONS FUNDS AND IN THE SAI.

 LifeGoal Income and Growth Portfolio

[GRAPHIC]

        INVESTMENT OBJECTIVE

        This Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

[GRAPHIC]

        INVESTMENT STRATEGIES

        This Portfolio normally invests most of its assets in Primary A Shares of Nations Funds Fixed Income Funds, but may also invest in Nations Funds Equity Funds, and Nations Funds Money Market Funds.

 The portfolio managers use asset allocation as their principal investment approach. They:

  o allocate assets among Fund categories, within the target allocations set for the Portfolio. They base their allocations on the Portfolio's investment objective, historical returns for each asset class and on their outlook for the economy

  o choose individual Funds within each category and the amount they will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  o review the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when they believe it's appropriate to do so

 The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers, depending on how the Funds perform, and for other reasons. The portfolio managers may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  o if there are more assets in a Fund category than in the target allocation, the portfolio managers may allocate money coming into the Portfolio to the other Fund categories

  o if there are fewer assets in a Fund category than in the target allocation, they may allocate money coming into the Portfolio to that Fund category

 The Portfolio normally sells a proportionate amount of the shares it owns in each Nations Fund to meet its redemption requests.

LIFEGOAL INCOME AND GROWTH                             TARGET ALLOCATION FOR EACH
CAN INVEST IN:                                         FUND CATEGORY:
        Large-capitalization domestic equity funds               10-30%
         Nations Value Fund
         Nations Blue Chip Fund
         Nations Strategic Equity Fund
         Nations Marsico Focused Equities Fund
        Small-capitalization domestic equity fund                 0-10%
         Nations Small Company Growth Fund
        International equity funds                                0-10%
         Nations International Value Fund
         Nations International Equity Fund
        Bond funds                                               50-90%
         Nations Short-Term Income Fund
         Nations Strategic Fixed Income Fund
         Nations Diversified Income Fund
        Money market fund                                         0-20%
         Nations Prime Fund

        LifeGoal Income and Growth Portfolio's target allocation for total investments in equity funds is 30%. The portfolio managers can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

[GRAPHIC]

               YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO STARTING ON PAGE 25 AND IN THE SAI.

[GRAPHIC]

             YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.321.7854 FOR A COPY.

[GRAPHIC]

        RISKS AND OTHER THINGS TO CONSIDER

        LifeGoal Income and Growth Portfolio has the following risks:

     o INVESTMENT STRATEGY RISK - The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio managers expect, or will fall in value.

     o STOCK MARKET RISK - The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o SMALL COMPANY RISK - The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

     o FOREIGN INVESTMENT RISK - The Portfolio allocates assets to Funds that invest in FOREIGN SECURITIES. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

     o FUTURES RISK - Some Funds the Portfolio invests in may use FUTURES to help manage LIQUIDITY or to hedge portfolio risk. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o INTEREST RATE RISK - The Portfolio allocates assets to Funds that may invest in FIXED INCOME SECURITIES. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o CREDIT RISK - A Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. GOVERNMENT OBLIGATIONS.

     o REBALANCING POLICY - The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio managers. This could continue for some time.

[GRAPHIC]

             MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS, AND PORTFOLIO EXPENSES.

[GRAPHIC]

        A LOOK AT THE PORTFOLIO'S PERFORMANCE

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR The bar chart shows you how the performance of the Portfolio's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[GRAPHIC]

          1996      1997      1998
          --------------------------
          2.05%     8.50%     10.12%

          *Return is from inception (10-15-96) to 12-31-96.

        YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999: 3.14%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD

        Best: 4th quarter 1998:             6.25%
        Worst: 3rd quarter 1998:            -2.38%

[GRAPHIC]

             THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE INDEXES' RETURNS DO NOT REFLECT SALES CHARGES.

        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998 The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the LEHMAN AGGREGATE BOND INDEX. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.

                                          1 year      Since inception
        Investor A Shares                3.76%         6.50  %
        Investor B Shares                4.31%         4.15  %
        Investor C Shares                8.27%         8.86  %
        S&P 500                         28.58%        31.69%**
        Lehman Aggregate Bond Index      8.29%         8.75%**

        **Return is from inception of Investor A Shares. Inception dates for the other classes shown may vary.

[GRAPHIC]

             THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

[GRAPHIC]

        WHAT IT COSTS TO INVEST IN THE PORTFOLIO

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                 5.75%           none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)         none           none

        ANNUAL FUND OPERATING EXPENSES
        (Expenses that are deducted from the Portfolio's assets)

        Management fees                          0.25%           0.25%          0.25%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
                                                 -----          ------         ------
        Total annual Fund operating expenses     0.50%           1.25%          1.25%
                                                 =====          ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 35 for details.

      (2)This charge decreases over time. Please see page 36 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 37 for details.

      (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Portfolio. Please see page 35 for details.

        INDIRECT EXPENSES
        The Portfolio's annual Fund operating expenses include a portion of the annual Fund operating expenses of the Nations Funds the Portfolio invests in. This portion is estimated to be between 0.48% and 0.93% (expressed as a weighted average, including fee waiver and/or reimbursement commitments that will expire in May or July 2000), and is based on:

          o the amount the Portfolio expects to invest in each Fund, based on the target allocation

          o each Fund's annualized expense ratio for the period ended March 31, 1999, adjusted as necessary to reflect current service provider fees

[GRAPHIC]

             THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE
        This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

          o    you reinvest all dividends and distributions in the Portfolio

          o    your investment has a 5% return each year

          o the Portfolio's operating expenses remain the same as shown in the table above

          o the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, and at the weighted average excluding fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $690       $951        $1,231      $2,028
        Investor B Shares     $698       $929        $1,286      $2,159
        Investor C Shares     $298       $629        $1,086      $2,352

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                 1 year     3 years     5 years     10 years
          Investor B Shares     $198       $629        $1,086      $2,159
          Investor C Shares     $198       $629        $1,086      $2,352

     About the Nations Funds

     The table starting on the next page is a brief overview of the objectives and principal investments of the Nations Funds the LifeGoal Portfolios invest in. Each Portfolio invests in a different mix of Nations Funds. You'll find the mix of Nations Funds and target allocations for each Portfolio starting on page 5.

     The portfolio managers can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

     FOR MORE INFORMATION

     You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at
     1.800.321.7854 for copies.

                                    The Fund's investment objective                               What the Fund invests in
                                    -------------------------------                -------------------------------------------------
EQUITY FUNDS

Nations Value Fund                  Growth of capital by investing in           o at least 65% of its assets in common stocks of
                                    companies that are believed to be             U.S. companies. The Fund generally invests in
                                    undervalued.                                  companies in a broad range of industries with
                                                                                  market capitalizations of at least $1 billion and
                                                                                  daily trading volumes of at least $3 million

Nations Blue Chip Fund              Long-term capital appreciation through      Nations Blue Chip Master portfolio. The Master
                                    investments in blue chip stocks.            Portfolio invests:
                                                                                o at least 65% of its assets in blue chip stocks
                                                                                o primarily in blue chip stocks that are included in
                                                                                  the S&P 500 Index





Nations Strategic Equity Fund       Long-term, after-tax returns by investing   o at least 65% of its assets in common stocks of
                                    in a diversified portfolio of common          companies selected from most major industry
                                    stocks.                                       sectors

Nations Marsico Focused             Long-term growth of capital.                Nations Marsico Focused Equities Master
Equities Fund                                                                   Portfolio. The Master Portfolio invests:
                                                                                o at least 65% of its assets in common stocks of
                                                                                  large companies. The Master Portfolio, which is
                                                                                  non-diversified, generally holds a core position
                                                                                  of 20 to 30 common stocks
                                                                                o up to 25% of its assets in foreign securities

Nations Small Company Growth        Long-term capital growth by investing       o at least 65% of its assets in companies with a
Fund                                primarily in equity securities.               market capitalization of $1 billion or less. The
                                                                                  Fund usually holds 75 to 130 securities, which
                                                                                  include common stocks, preferred stocks and
                                                                                  convertible securities like warrants, rights and
                                                                                  convertible debt

INTERNATIONAL FUNDS

Nations International Value Fund    Long-term capital appreciation by           o at least 65% of its assets in foreign companies
                                    investing primarily in equity securities      anywhere in the world that have a market
                                    of foreign issuers, including emerging        capitalization of more than $1 billion at
                                    markets countries.                            the time of investment. The Fund typically
                                                                                  invests in at least three countries other
                                                                                  than the United States at any one time
                                                                                o primarily in common stocks, preferred
                                                                                  stocks, convertible securities, either
                                                                                  directly or indirectly through closed-end
                                                                                  investment companies and depositary receipts

Nations International Equity Fund   Long-term capital growth by investing       Nations International Equity Master Portfolio. The
                                    primarily in equity securities of non-      Master Portfolio invests:
                                    United States companies in Europe,          o at least 65% of its assets in established
                                    Australia, the Far East and other regions,    companies located in at least three countries
                                    including developing countries.               other than the United States. The investment
                                                                                  managers select countries, including emerging
                                                                                  market or developing countries, that they
                                                                                  believe have the potential for growth
                                                                                o primarily in equity securities, which may
                                                                                  include equity interests in foreign investment
                                                                                  funds or trusts, convertible securities, real
                                                                                  estate investment trust securities and
                                                                                  depositary receipts


                                         The Fund's investment objective        What the Fund invests in
                                    ------------------------------------------- ---------------------------------------------------
FIXED INCOME FUNDS

Nations Short-Term Income Fund      High current income                         o at least 65% of its total assets in investment
                                    consistent with minimal fluctuations of       grade fixed income securities. The portfolio
                                    principal.                                    management team may choose unrated
                                                                                  securities if it believes they are of comparable
                                                                                  quality to investment grade securities at the
                                                                                  time of investment
                                                                                o securities are principally corporate debt
                                                                                  securities, including bonds, notes and
                                                                                  debentures, mortgage-related securities issued
                                                                                  by governments, asset-backed securities and
                                                                                  U.S. government obligations

Nations Strategic Fixed Income      Total return by investing in investment     o at least 65% of its assets in investment grade
Fund                                grade fixed income securities.                fixed income securities. The portfolio
                                                                                  management team may choose unrated securities
                                                                                  if it believes they are of comparable quality
                                                                                  to investment grade securities at the time of
                                                                                  investment
                                                                                o securities are principally corporate debt
                                                                                  securities, including bonds, notes and
                                                                                  debentures, U.S. government obligations,
                                                                                  foreign debt securities denominated in
                                                                                  U.S. dollars, mortgage-related
                                                                                  securities issued by governments,
                                                                                  asset-backed securities and municipal
                                                                                  securities

Nations Diversified Income Fund     Total return with an emphasis on current    o at least 65% of its assets in investment grade
                                    income by investing in a diversified          debt securities, including corporate debt
                                    portfolio of fixed income securities.         securities, U.S. government obligations,
                                                                                  foreign debt securities denominated in U.S.
                                                                                  dollars or foreign currencies, and
                                                                                  mortgage-related securities issued by
                                                                                  governments and non-government issuers
                                                                                o up to 35% of its assets in lower-quality fixed
                                                                                  income securities ("junk bonds" or "high
                                                                                  yield bonds") rated "B" or better by Moody's
                                                                                  or S&P. The portfolio management team may
                                                                                  choose unrated securities if it believes they
                                                                                  are of comparable quality at the time of
                                                                                  investment

MONEY MARKET FUND

Nations Prime Fund                  Maximization of current income to           o money market instruments, including
                                    the extent consistent with the preservation   commercial paper, bank obligations, short-term
                                    of capital and the maintenance of liquidity.  debt securities, guaranteed investment contracts, short-term taxable municipal
                                                                                  securities, repurchase agreements secured by
                                                                                  first-tier securities or U.S. government
                                                                                  obligations

[GRAPHIC]

         Other important information


[GRAPHIC]

             YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S PRINCIPAL INVESTMENTS, STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

 The following are some other risks and information you should consider before you invest:

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o FOREIGN INVESTMENT RISK - Funds that invest in FOREIGN SECURITIES may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o INVESTING DEFENSIVELY - A Portfolio may temporarily hold up to 100% of its assets in Nations Prime Fund, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

     o PORTFOLIO TURNOVER - A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

     All of the Portfolio's primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Portfolio operations.

     A Portfolio's performance could also be affected if the Funds it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]

         How the Portfolios are managed


[GRAPHIC]

             BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     INVESTMENT ADVISER

     BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the LifeGoal Portfolios described in this prospectus.

     BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Portfolio and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio. BAAI has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

     The following chart shows the maximum advisory fee BAAI can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements:

     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS

                                                     Maximum     Actual fee
                                                    advisory      paid last
                                                       fee       fiscal year
  Nations LifeGoal Growth Portfolio                0.25%        0.25%
  Nations LifeGoal Balanced Growth Portfolio       0.25%        0.25%
  Nations LifeGoal Income and Growth Portfolio     0.25%        0.25%

     INVESTMENT SUB-ADVISERS

     Nations Funds and BAAI have engaged an investment sub-adviser, TradeStreet Investment Associates, Inc., to provide day-to-day portfolio management for the Portfolios. TradeStreet functions under the supervision of BAAI and the Boards of Directors of Nations Funds.

[GRAPHIC]

             TRADESTREET INVESTMENT
             ASSOCIATES, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     TRADESTREET INVESTMENT ASSOCIATES, INC.

     TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including EQUITY and FIXED INCOME SECURITIES, and MONEY MARKET INSTRUMENTS.

     Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet generally takes a team approach to investment management. Each team or individual portfolio manager has access to the latest technology and analytical resources.

     TradeStreet is the investment sub-adviser to all of the LifeGoal Portfolios. Timothy P. Beyer and C. Thomas Clapp are co-portfolio managers, responsible for making the day-to-day investment decisions for each Portfolio.

     MR. BEYER is a member of TradeStreet's Value Management Team. In this role, he manages many separate accounts and assists in the teams management of Nations Value Fund. Before joining TradeStreet in 1995, he was an equity analyst for NationsBank's Investment Management Group and a corporate bond analyst with NationsBank. He has a BS in Finance from East Carolina University and is a Chartered Financial Analyst. He also serves on the Council of Examiners for the Association of Investment Management and Research, and is a member of the North Carolina Society of Financial Analysts.

     MR. CLAPP is chief equity investment officer at TradeStreet, and previously was director of its Equity Management Group. Before joining TradeStreet in 1995, he was senior vice president and director of research for NationsBank's Investment Management Group, and senior portfolio manager with Royal Insurance Group. He began working in the investment community in 1984. He has a BA in Economics from the University of North Carolina at Chapel Hill and an MBA from the University of South Carolina. He is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

     TradeStreet is also the investment sub-adviser to the Nations Funds that appear in the table below. The table tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                      TradeStreet Team
  Nations Value Fund                      Value Management Team
  Nations Small Company Growth Fund       Strategic Growth Management Team
  Nations Short-Term Income Fund          Fixed Income Management Team
  Nations Strategic Fixed Income Fund     Fixed Income Management Team
  Nations Diversified Income Fund         Fixed Income Management Team
  Nations Prime Fund                      Taxable Money Market Management Team

[GRAPHIC]

             MARSICO CAPITAL
             MANAGEMENT, LLC

             1200 17TH STREET
             SUITE 1300
             DENVER, COLORADO 80202

     MARSICO CAPITAL MANAGEMENT, LLC

     Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has $65 billion in assets under management.

     Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.

     Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio.

     THOMAS F. MARSICO, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for the Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

[GRAPHIC]

             BANK OF AMERICA INVESTMENT
             MANAGEMENT

             100 NORTH BROADWAY
             ST. LOUIS, MISSOURI 63102

     BANK OF AMERICA INVESTMENT MANAGEMENT

     BAIM, a division of Bank of America, is the investment sub-adviser to Nations Strategic Equity Fund.

     The Fund is managed by MICHAEL E. KENNEALLY, president and chief investment officer of BAIM since 1997. He has managed the Fund since its inception on October 2, 1998. Before joining BAIM, Mr. Kenneally was managing director at Boatmen's Trust Company, in charge of fundamental and quantitative research, small-capitalization, passive and international equity investment. He holds a bachelor's degree in economic and an MBA in finance from the University of Missouri.

[GRAPHIC]

             BRANDES INVESTMENT
             PARTNERS, L.P.

             12750 HIGH BLUFF DRIVE
             SAN DIEGO, CALIFORNIA 92130

     BRANDES INVESTMENT PARTNERS, L.P.

     Founded in 1974, Brandes is an investment advisory firm with 46 investment professionals who manage more than $30 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

     Brandes is the investment sub-adviser to Nations International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

[GRAPHIC]

             CHICAGO EQUITY PARTNERS
             CORPORATION

             231 SOUTH LASALLE
             CHICAGO, ILLINOIS 60697

     CHICAGO EQUITY PARTNERS CORPORATION

     Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio.

     Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio.

[GRAPHIC]

             GARTMORE GLOBAL PARTNERS

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     GARTMORE GLOBAL PARTNERS

     Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

     Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.

     Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

     Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio.

     Gartmore's portion of Nations International Equity Master Portfolio is co-managed by six portfolio managers:

     CHRISTOPHER PALMER has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

     SEOK TEOH has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

     JOHN STEWART has shared responsibility with Nick Reid for investments in Japan since August 1999. He is also senior investment manager for the Gartmore Japanese Equities Team and is responsible for managing specialist institutional portfolios and providing input to the global asset allocation team in London. Mr. Stewart joined Gartmore in 1992, after starting his career at the London office of Prudential Portfolio Managers. He graduated from Loughborough University in 1991 with a BS Honors degree in Banking and Finance. Mr. Stewart is also a member of the Institute of Investment Management and Research, and the Chartered Institute of Bankers.

     NICK REID has shared responsibility with John Stewart for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was a United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

     STEPHEN JONES has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

     STEPHEN WATSON has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager of Nations International Equity Fund from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore GlobalPartners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

[GRAPHIC]

             INVESCO GLOBAL ASSET
             MANAGEMENT (N.A), INC.

             1315 PEACHTREE STREET, N.E.
             ATLANTA, GEORGIA 30309

     INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.

     INVESCO is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

     INVESCO is one of three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]

             PUTNAM INVESTMENT
             MANAGEMENT, INC.

             ONE POST OFFICE SQUARE
             BOSTON, MASSACHUSETTS 02109

     PUTNAM INVESTMENT MANAGEMENT, INC.

     Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

     Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]

             STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201

     OTHER SERVICE PROVIDERS

     The Portfolios are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens does not receive any fees for the administrative services it provides to the Portfolios. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

     BAAI is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios.

[GRAPHIC]

             FIRST DATA INVESTOR
             SERVICES GROUP, INC.

             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110

     First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Portfolio's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]

             WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT or SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

[GRAPHIC]

             FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

[GRAPHIC]

             BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

[GRAPHIC]

         Choosing a share class


     Before you can invest in the Portfolios, you'll need to choose a share class. There are three classes of shares for each Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.

                                              Investor A               Investor B         Investor C
                                                Shares                   Shares             Shares
  Maximum amount you can buy                   no limit                 $250,000           no limit
  Maximum front-end sales charge                5.75%                     none               none
  Maximum deferred sales charge                 none(1)                  5.00%(2)           1.00%(3)
  Redemption fee                                none(4)                   none               none
  Maximum annual                                0.25%                     0.75%              0.75%
  distribution and                          distribution             distribution        distribution
  shareholder servicing fees              (12b-1)/service            (12b-1) fee         (12b-1) fee
                                                 fee                      0.25%              0.25%
                                                                      service fee         service fee
  Conversion feature                            none                      yes                none

     (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 35 for details.

     (2) This charge decreases over time. Please see page 36 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 36 for details.

     (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 37 for details.

     (4) A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Portfolio. Please see page 35 for details.

     The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

     The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

     Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

     Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

[GRAPHIC]

             THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

[GRAPHIC]

          ABOUT INVESTOR A SHARES


          There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

          FRONT-END SALES CHARGE

          You'll pay a front-end sales charge when you buy Investor A Shares, unless:

          o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

          o you're reinvesting distributions

          The sales charge you'll pay depends on the amount you're investing -- the larger the investment, the smaller the sales charge.

                                                                        Amount retained
                                 Sales charge        Sales charge      by selling agents
                                 as a % of the      as a % of the        as a % of the
                                offering price     net asset value      offering price
Amount you bought                  per share          per share            per share
$               0-$49,999            5.75%              6.10%               5.00%
$          50,000-$99,999            4.50%              4.71%               3.75%
$        100,000-$249,999            3.50%              3.63%               2.75%
$        250,000-$499,999            2.50%              2.56%               2.00%
$        500,000-$999,999            2.00%              2.04%               1.75%
  $1,000,000 or more                 0.00%              0.00%               1.00%(1)

          (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000,
          0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

          CONTINGENT DEFERRED SALES CHARGE

          If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

          o If you bought your shares before August 1, 1999, and you sell them:

          o during the first year you own them, you'll pay a CDSC of 1.00%

          o during the second year you own them, you'll pay a CDSC of 0.50%

          o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

          The CDSC is calculated from the day your purchase is accepted (the TRADE DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

          You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

          REDEMPTION FEE

          There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

          o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them

          o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings

          This fee is deducted from the amount sold and is paid to the Portfolio. The Portfolio can reduce or cancel the fee at any time.

[GRAPHIC]

          ABOUT INVESTOR B SHARES


          You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

          CONTINGENT DEFERRED SALES CHARGE

          You'll pay a CDSC when you sell your Investor B Shares, unless:

          o you bought the shares on or after January 1, 1996 and before August 1, 1997

          o you received the shares from reinvested distributions

          o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 40

          The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                                    You'll pay a CDSC of:
---------------------------------- ---------------------------------------------------------------------------
                                                                                         Shares
                                                                                       you bought
                                      Shares                                          on or after     Shares
                                    you bought       Shares you bought between          1/1/1996    you bought
                                       after          8/1/1997 and 11/15/1998          and before     before
                                    11/15/1998       in the following amounts:          8/1/1997     1/1/1996
                                   ------------ ------------------------------------ ------------- -----------
                                                               $250,000-   $500,000-
                                                 $0-$249,999    $499,999   $999,999
  the first year you own them         5.0%          5.0%          3.0%        2.0%         none        5.0%
  the second year you own them        4.0%          4.0%          2.0%        1.0%         none        4.0%
  the third year you own them         3.0%          3.0%          1.0%        none         none        3.0%
  the fourth year you own them        3.0%          3.0%          none        none         none        2.0%
  the fifth year you own them         2.0%          2.0%          none        none         none        2.0%
  the sixth year you own them         1.0%          1.0%          none        none         none        1.0%
  after six years of owning them      none          none          none        none         none        none

          The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

          Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

          ABOUT THE CONVERSION FEATURE

          Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                   Will convert to Investor A Shares
Investor B Shares you bought          after you've owned them for
 after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
      $0-$249,000                             nine years
      $250,000-$499,999                       six years
      $500,000-$999,999                       five years

  before August 1, 1997                       nine years

          The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

          Here's how the conversion works:

          o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

          o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

          o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

          o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

          o Conversions are free from federal tax.

[GRAPHIC]

          ABOUT INVESTOR C SHARES


          There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

          CONTINGENT DEFERRED SALES CHARGE

          You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

          o you received the shares from reinvested distributions

          o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 40

          The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

          Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

[GRAPHIC]

             PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

             YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.

             WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

          WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

          FRONT-END SALES CHARGES
          (Investor A Shares)

          There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

          o COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

          o COMBINE PURCHASES YOU PLAN TO MAKE By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

          o COMBINE PURCHASES WITH FAMILY MEMBERS You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

          The following investors can buy Investor A Shares without paying a front-end sales charge:

          o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

          o banks, trust companies and thrift institutions, acting as fiduciaries

          o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with certain trustees and invested in the Portfolios within 90 days

          o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

          o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

          o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

          o employees or partners of any service provider to the Portfolios

          o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts

          o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

          The following plans can buy Investor A Shares without paying a front-end sales charge:

          o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

          o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
            Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          o be an employer-sponsored plan with at least 100 eligible participants, or

          o be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

          You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

          Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.

          CONTINGENT DEFERRED SALES CHARGES
          (Investor A, Investor B and Investor C Shares)

          You won't pay a CDSC on the following transactions:

          o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

          o the following retirement plan distributions:

          o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          o a tax-free return of an excess contribution to an IRA

          o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

          o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

          o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

          o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

          We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

          You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Portfolio within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

             WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

[GRAPHIC]

     BUYING, SELLING AND EXCHANGING SHARES


     You can invest in the Portfolios through your selling agent or directly from Nations Funds.

     We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

     You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

     The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

     The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                           Ways to
                        buy, sell or                     How much you can buy,
                          exchange                         sell or exchange                           Other things to know
                     ------------------      --------------------------------------------   ----------------------------------------
 Buying shares       In a lump sum           minimum initial investment:                    There is no limit to the amount you can
                                             o $1,000 for regular accounts                  invest in Investor A and C Shares. You
                                             o $500 for traditional and Roth IRA            can invest up to $250,000 in Investor B
                                               accounts                                     Shares at a time.
                                             o $250 for certain fee-based accounts
                                             o no minimum for certain retirement
                                               plan accounts like 401(k) plans and
                                               SEP accounts, but other restrictions apply
                                               minimum additional investment:
                      Using our                minimum initial investment:                    You can buy shares monthly, twice a
                      Systematic             o $100 for all accounts                          month or quarterly, using automatic
                      Investment Plan        o $100                                           transfers from your bank account.
                                               minimum additional investment:

                                             o $50
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares      In a lump sum           o you can sell up to $50,000 of your             We'll deduct any CDSC from the amount
                                               shares by telephone, otherwise there           you're selling and send you or your
                                               are no limits to the amount you can sell       selling agent the balance, usually
                                             o other restrictions may apply to                within three business days of
                                               wihdrawls from retirement plan accounts        receiving your order.
                                                                                              If you paid for your shares with a
                                                                                              check that wasn't certified, we'll
                                                                                              hold the sale proceeds when you sell
                                                                                              those shares for at least 15 days
                                                                                              after the trade date of the purchase,
                                                                                              or until the check has cleared.

                     Using our               o minimum $25 per withdrawal                     Your account balance must be at least
                     Automatic                                                                $10,000 to set up the plan. You can
                     Withdrawal Plan                                                          make withdrawls monthly, twice a
                                                                                              month or quarterly. We'll send your
                                                                                              money by check or deposit it directly
                                                                                              to your bank account. No CDSC is
                                                                                              deducted if you withdraw 12% or less
                                                                                              of the value of your shares in a
                                                                                              class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    In a lump sum           o minimum $1,000 per exchange                    You  can  exchange  your  Investor  A
                                                                                              Shares  for  Investor A shares of any
                                                                                              other   Portfolio  or  Nations  Fund,
                                                                                              except Index  Funds.  You won't pay a
                                                                                              front-end   sales  charge,   CDSC  or
                                                                                              redemption  fee on the shares  you're
                                                                                              exchanging.
                                                                                              You  can  exchange  your  Investor  B
                                                                                              Shares for:
                                                                                              o Investor  B  Shares  of  any  other
                                                                                                Portfolio or Nations  Fund,  except
                                                                                                Nations Funds Money Market Funds
                                                                                              o Investor C Shares of Nations  Funds
                                                                                                Money Market Funds (before  October
                                                                                                1, 1999)
                                                                                              o Investor   B  Shares   of   Nations
                                                                                                Reserves  Money Market Funds (on or
                                                                                                after  October  1,  1999) You won't
                                                                                                pay a  CDSC  on the  shares  you're
                                                                                                exchanging.  You can exchange  your
                                                                                                Investor C Shares for:
                                                                                              o Investor  C  Shares  of  any  other
                                                                                                Portfolio or Nations  Fund,  except
                                                                                                Nations Funds Money Market Funds
                                                                                              o Daily Shares of Nations Funds Money
                                                                                                Market  Funds  (before  October  1,
                                                                                                1999)
                                                                                              o Investor   C  Shares   of   Nations
                                                                                                Reserves  Money Market Funds (on or
                                                                                                after October 1, 1999)
                                                                                              If you received  Investor C Shares of
                                                                                              a  Portfolio   from  an  exchange  of
                                                                                              Investor A Shares of a Managed  Index
                                                                                              Fund,  you can  also  exchange  these
                                                                                              shares  for  Investor  A Shares of an
                                                                                              Index  Fund.  You won't pay a CDSC on
                                                                                              the shares you're exchanging.

                     Using our                o minimum $25 per exchange                      This  feature  is not  available  for
                     Automatic                                                                Investor B Shares.  You must  already
                     Exchange Feature                                                         have an investment in the  Portfolios
                                                                                              or Funds  you want to  exchange.  You
                                                                                              can   make   exchanges   monthly   or
                                                                                              quarterly.


[GRAPHIC]

             A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

     HOW SHARES ARE PRICED

     All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

     We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

     VALUING SECURITIES IN A FUND

     The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

     HOW ORDERS ARE PROCESSED

     Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

     TELEPHONE ORDERS
     You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

          o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

          o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

          o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

          o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

[GRAPHIC]

          BUYING SHARES


          Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares you buy are recorded on the books of the Portfolio. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.

          MINIMUM INITIAL INVESTMENT

          The minimum initial amount you can buy is usually $1,000.

          If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)

          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

          MINIMUM ADDITIONAL INVESTMENT
          You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]

               FOR MORE INFORMATION
               ABOUT TELEPHONE ORDERS,
               SEE PAGE 43.

     SYSTEMATIC INVESTMENT PLAN
     You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

          o You can buy shares twice a month, monthly or quarterly.

          o You can choose to have us transfer your money on or about the 15th or the last day of the month.

          o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

          SELLING SHARES


          Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Portfolio receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

          We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

     AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

          Here's how the plan works:

          o Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

          o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

     It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

[GRAPHIC]

             YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

[GRAPHIC]

          EXCHANGING SHARES


          You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

          Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

          o You may only make an exchange into a Portfolio or Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until First Data has received the certificate and deposited the shares to your account.

          EXCHANGING INVESTOR A SHARES

          You can exchange Investor A Shares of a Portfolio for Investor A Shares of any other Portfolio or Nations Fund, except Index Funds.

          Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging.

          o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging.
              Any redemption fee will be deducted later on when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Portfolio or Fund.

          EXCHANGING INVESTOR B SHARES

          You can exchange Investor B Shares of a Portfolio for:

          o Investor B Shares of any other Portfolio or Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds

          You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

          EXCHANGING INVESTOR C SHARES

          You can exchange Investor C Shares of a Portfolio for:

          o Investor C Shares of any other Portfolio or Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds

          If you received Investor C Shares of a Portfolio from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

          You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Portfolio before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

          AUTOMATIC EXCHANGE FEATURE

          The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

          Here's how automatic exchanges work:

          o Send your request to First Data in writing or call 1.800.321.7854.

          o You must already have an investment in the Portfolios or Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 15th or the last day of the month in which the exchange is scheduled to occur.

          o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

     HOW SELLING AND SERVICING AGENTS ARE PAID


     Your selling and servicing agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

     COMMISSIONS

     Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Portfolio. The amount of this commission depends on which share class you choose:

     o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

     o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

     o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

     If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]

             THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

             YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

     DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

     Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

     The amount of the fee depends on the class of shares you own:

                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares                 0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares                 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares                 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

     Fees are calculated daily and deducted monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

     The Portfolios pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     OTHER COMPENSATION

     Selling and servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

     o additional amounts on all sales of shares:

          o up to 1.00% of the offering price per share of Investor A Shares

          o up to 1.00% of the net asset value per share of Investor B Shares

          o up to 1.00% of the net asset value per share of Investor C Shares

     o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

     This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

     BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]

             THE POWER OF COMPOUNDING

             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.
[GRAPHIC]

         DISTRIBUTIONS AND TAXES


     ABOUT DISTRIBUTIONS

     A mutual fund can make money two ways:

     o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.

     o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

     A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

     All of the Portfolios distribute net investment income quarterly, and any net realized capital gain at least once a year.

     A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.

     Different share classes of a Portfolio usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

     We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

     We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

     If you buy shares of a Portfolio shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the gain. This distribution is also subject to tax. Some Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]

               FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

     HOW TAXES AFFECT YOUR INVESTMENT

     Distributions that come from net investment income and net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income.

     Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gain.

     In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

     We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

     WITHHOLDING TAX

     We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:

     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

     o the IRS informs us that you are otherwise subject to backup withholding

     The IRS may also impose penalties against you if you don't give us a correct TIN.

     Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

     We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.

     TAXATION OF REDEMPTIONS AND EXCHANGES

     Your redemptions (including redemptions "in kind") and exchanges of Portfolio shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]

         Financial highlights


         The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

         This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

LIFEGOAL GROWTH PORTFOLIO  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Year ended       Year ended       Period ended
INVESTOR A SHARES                                       3/31/99         03/31/98         03/31/97*
 OPERATING PERFORMANCE:
Net asset value, beginning of year                      $12.50         $ 10.15           $ 10.06
Net investment income/(loss)                              0.04            0.05 (a)          0.12
Net realized and unrealized gain on investments           0.30            2.89              0.09
Net increase in net assets resulting from investment
 operations                                               0.34            2.94              0.21

DISTRIBUTIONS:
Distributions from net investment income                    --           (0.01)            (0.12)
Distributions in excess of net investment income         (0.08)          (0.37)               --
Distributions from net realized capital gains            (0.60)          (0.21)               --
Total distributions                                      (0.68)          (0.59)            (0.12)
Net asset value, end of year                            $12.16         $ 12.50           $ 10.15
TOTAL RETURN++                                            2.87%          29.68%             2.05%
======================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $3,404          $1,526            $  681
Ratio of operating expenses to average net
 assets+++                                                0.50%           0.50%             0.50%+
Ratio of net investment income to average net
 assets                                                   0.21%           0.40%             0.86%+
Portfolio turnover rate                                    159%            69%               25%

* LifeGoal Growth Portfolio Investor A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL GROWTH PORTFOLIO  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     Year ended      Period ended
INVESTOR B SHARES                                      3/31/99         03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of year                      $12.49          $11.98
Net investment income/(loss)                             (0.06)          (0.02)(a)
 Net realized and unrealized gain on investments          0.31            0.99
Net increase in net assets resulting from investment
 operations                                               0.25            0.97

DISTRIBUTIONS:
Distributions from net investment income                   --            (0.01)
Distributions in excess of net investment income         (0.01)          (0.24)
 Distributions from net realized capital gains           (0.60)          (0.21)
Total distributions                                      (0.61)          (0.46)
 Net asset value, end of year                           $12.13          $12.49
TOTAL RETURN++                                            2.14%           8.55%
=====================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $8,531          $5,829
Ratio of operating expenses to average net
 assets+++                                                1.25%           1.25%+
Ratio of net investment income/(loss) to average
 net assets                                              (0.54)%         (0.35)%+
Portfolio turnover rate                                    159%             69%

* LifeGoal Growth Portfolio Investor B Shares commenced investment operations on August 12, 1997.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

LIFEGOAL GROWTH PORTFOLIO  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Year ended       Year ended       Period ended
INVESTOR C SHARES                                        3/31/99         03/31/98         03/31/97*
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $12.46            $10.15            $10.06
Net investment income/(loss)                             (0.05)            (0.02)(a)          0.11
Net realized and unrealized gain on investments           0.30              2.89              0.09
Net increase in net assets resulting from investment
 operations                                               0.25              2.87              0.20

DISTRIBUTIONS:
Distributions from net investment income                   --              (0.01)            (0.11)
Distributions in excess of net investment income         (0.02)            (0.34)              --
Distributions from net realized capital gains            (0.60)            (0.21)              --
Total distributions                                      (0.62)            (0.56)            (0.11)
Net asset value, end of period                          $12.09            $12.46           $ 10.15
TOTAL RETURN++                                            2.07%            28.89%             2.01%
====================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 473             $ 342            $   82
Ratio of operating expenses to average net
 assets+++                                                1.25%             1.09%             0.75%+
Ratio of net investment income/(loss) to average
 net assets                                              (0.54)%           (0.19)%            0.61%+
Portfolio turnover rate                                   159%                69%               25%

* LifeGoal Growth Portfolio Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL BALANCED GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Year ended       Year ended      Period ended
INVESTOR A SHARES                                        3/31/99         03/31/98        03/31/97*
OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.94          $  9.95         $ 10.05
Net investment income                                      0.25             0.28(a)         0.19
Net realized and unrealized loss/gain on
 investments                                               0.21             1.79           (0.10)
Net increase/(decrease) in net assets resulting from
 investment operations                                     0.46             2.07            0.09

DISTRIBUTIONS:
Distributions from net investment income                  (0.25)           (0.27)          (0.19)
Distributions in excess of net investment income            --             (0.31)            --
Distributions from net realized capital gains             (0.33)           (0.50)            --
Total distributions                                       (0.58)           (1.08)          (0.19)
Net asset value, end of period                          $ 10.82          $ 10.94          $ 9.95
TOTAL RETURN++                                             4.44%           21.76%           0.86%
==================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 1,308          $   489           $  94
Ratio of operating expenses to average net
 assets+++                                                 0.50%            0.50%           0.50%+
Ratio of net investment income to average net
 assets                                                    2.52%            2.62%           3.69%+
Portfolio turnover rate                                     121%              94%              1%

* LifeGoal Balanced Growth Portfolio Investor A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL BALANCED GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       Year ended      Period ended
INVESTOR B SHARES                                       3/31/99         03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of year                      $ 10.92         $ 10.88
Net investment income                                      0.17            0.11(a)
Net realized and unrealized gain/(loss) on
 investments                                               0.22            0.87
Net increase/(decrease) in net assets resulting from
 investment operations                                     0.39            0.98

DISTRIBUTIONS:
Distributions from net investment income                  (0.16)          (0.20)
Distributions in excess of net investment income            --            (0.24)
Distributions from net realized capital gains             (0.33)          (0.50)
Total distributions                                       (0.49)          (0.94)
Net asset value, end of year                            $ 10.82         $ 10.92
TOTAL RETURN++                                             3.78%           9.70%
================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $ 8,925          $4,917
Ratio of operating expenses to average net
 assets+++                                                 1.25%           1.25%+
Ratio of net investment income to average net
 assets                                                    1.77%           1.87%+
Portfolio turnover rate                                     121%            94%

* LifeGoal Balanced Growth Portfolio Investor B Shares commenced investment operations on August 13, 1997.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL BALANCED GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Year ended       Year ended      Period ended
INVESTOR C SHARES                                       3/31/99         03/31/98        03/31/97*
OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 10.92         $  9.95         $ 10.05
Net investment income                                     0.20            0.23(a)         0.19
Net realized and unrealized gain/(loss) on
 investments                                              0.26            1.78           (0.10)
Net increase/(decrease) in net assets resulting from
 investment operations                                    0.46            2.01            0.09

DISTRIBUTIONS:
Distributions from net investment income                 (0.13)          (0.25)          (0.19)
Distributions in excess of net investment income            --           (0.29)            --
Distributions from net realized capital gains            (0.33)          (0.50)            --
Total distributions                                      (0.46)          (1.04)          (0.19)
Net asset value, end of period                         $ 10.92         $ 10.92         $  9.95
TOTAL RETURN++                                            4.43%          21.10%           0.85%
========================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  266          $  737         $    18
Ratio of operating expenses to average net
 assets+++                                                1.25%           1.09%           0.75%+
Ratio of net investment income to average net
 assets                                                   1.77%           2.03%           3.44%+
Portfolio turnover rate                                    121%             94%              1%

* LifeGoal Balanced Growth Portfolio Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL INCOME AND GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Year ended       Year ended      Period ended
INVESTOR A SHARES                                        3/31/99         03/31/98        03/31/97*
OPERATING PERFORMANCE:
Net asset value, beginning of year                      $ 10.71          $  9.97         $ 10.03
Net investment income                                      0.36             0.41(a)         0.31
Net realized and unrealized gain/loss on
 investments                                               0.35             0.89           (0.06)
Net increase in net assets resulting from investment
 operations                                                0.71             1.30            0.25

DISTRIBUTIONS:
Distributions from net investment income                  (0.33)           (0.38)          (0.31)
Distributions in excess of net investment income            --             (0.11)            --
Distributions from net realized capital gains             (0.20)           (0.07)            --
Total distributions                                       (0.53)           (0.56)          (0.31)
Net asset value, end of period                          $ 10.89          $ 10.71          $ 9.97
TOTAL RETURN++                                             6.92%           13.38%           2.54%
==================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 1,347          $   126          $  131
Ratio of operating expenses to average net
 assets+++                                                 0.50%            0.50%           0.50%+
Ratio of net investment income to average net
 assets                                                    3.74%            3.92%           6.09%+
Portfolio turnover rate                                     107%              64%              2%

* LifeGoal Income and Growth Portfolio Investor A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL INCOME AND GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Year ended      Period ended
INVESTOR B SHARES                                          3/31/99         03/31/98*
OPERATING PERFORMANCE:
Net asset value, beginning of year                     $  10.70          $ 10.51
Net investment income                                      0.28             0.19(a)
Net realized and unrealized gain/(loss) on
 investments                                               0.35             0.36
Net increase in net assets resulting from investment
 operations                                                0.63             0.55

DISTRIBUTIONS:
Distributions from net investment income                  (0.24)           (0.22)
Distributions in excess of net investment income            --             (0.07)
Distributions from net realized capital gains             (0.20)           (0.07)
Total distributions                                       (0.44)           (0.36)
Net asset value, end of period                         $  10.89          $ 10.70
TOTAL RETURN++                                             6.16%            5.33%
====================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  4,806          $ 1,212
Ratio of operating expenses to average net
 assets+++                                                 1.25%            1.25%+
Ratio of net investment income to average net
 assets                                                    2.99%            3.17%+
Portfolio turnover rate                                     107%              64%

* LifeGoal Income and Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIFEGOAL INCOME AND GROWTH
PORTFOLIO                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         Year ended       Year ended      Period ended
INVESTOR C SHARES                                          3/31/99         03/31/98        03/31/97*
OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.70          $  9.97          $ 10.03
Net investment income                                      0.31             0.36(a)          0.31
Net realized and unrealized gain/(loss) on
 investments                                               0.31             0.89            (0.06)
Net increase in net assets resulting from investment
 operations                                                0.62             1.25             0.25

DISTRIBUTIONS:
Distributions from net investment income                  (0.22)           (0.35)           (0.31)
Distributions in excess of net investment income            --             (0.10)             --
Distributions from net realized capital gains             (0.20)           (0.07)             --
Total distributions                                       (0.42)           (0.52)           (0.31)
Net asset value, end of period                          $ 10.90          $ 10.70          $  9.97
TOTAL RETURN++                                             6.02%           12.83%            2.54%
===================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   100          $    87          $     1
Ratio of operating expenses to average net
 assets+++                                                 1.25%            1.09%            0.75%+
Ratio of net investment income to average net
 assets                                                    2.99%            3.33%            5.84%+
Portfolio turnover rate                                     107%              64%               2%

* LifeGoal Income and Growth Portfolio Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

+        Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++      The Portfolio's expenses do not include the expenses of the underlying
         Funds.

(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

[GRAPHIC]

         Terms used in this prospectus

         ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

         AVERAGE DOLLAR-WEIGHTED MATURITY - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

         BANK OBLIGATION - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

         CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

         CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

         COMMERCIAL PAPER - a money market instrument issued by a large company.

         COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

         CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

         CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

         CORPORATE OBLIGATION - a money market instrument issued by a corporation or commercial bank.

         DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

         DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

         DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

         DURATION - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

         EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

         FIRST-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

         FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

         FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

         FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

         FUTURES - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

         INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

         LEHMAN AGGREGATE BOND INDEX - an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

         LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

         MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

         MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

         MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

         NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

         PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

         QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

         REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

         REPURCHASE AGREEMENT - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

         RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

         S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

         SECOND-TIER SECURITY - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

         SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

         SETTLEMENT DATE - The date on which an order is settled either by payment or delivery of securities.

         TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

         U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

         U.S. TREASURY OBLIGATION - a debt security issued by the U.S. Treasury.

         WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

         (1) S&P has not reviewed any stock included in the S&P 500 for its investment merit. S&P determines and calculates its index independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its index to track stock market performance. S&P makes no guarantees about the index, any data included in it and the suitability of the index or its data for any purpose. "Standard and Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

         Where to find more information

         You'll find more information about the LifeGoal Portfolios in the following documents:

[GRAPHIC]

        ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[GRAPHIC]

        STATEMENT OF ADDITIONAL INFORMATION

        The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.
        You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255

        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.

        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV

SEC file number:

[GRAPHIC]

Nations LifeGoal Funds, Inc. 811-07745

NF-LGPROIX-11/99

                          NATIONS LIFEGOAL FUNDS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                        NATIONS LIFEGOAL GROWTH PORTFOLIO
                   NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO


  INVESTOR A, INVESTOR B, INVESTOR C SHARES AND PRIMARY A AND PRIMARY B SHARES


              AUGUST 1, 1999, AS SUPPLEMENTED ON NOVEMBER 15, 1999


         This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares representing interests in the above listed three investment portfolios of Nations LifeGoal Funds, Inc. (individually, a "LifeGoal Portfolio" and collectively, the "LifeGoal Portfolios"). This SAI is not a prospectus and should be read only in conjunction with the current prospectuses for the aforementioned LifeGoal Portfolios related to the class or series of shares in which one is interested, dated November 15, 1999, for the Investor A, Investor B, Investor C, Primary A and Primary B Shares (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-982-2271.


                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----

HISTORY OF THE COMPANY.......................................................................       1

DESCRIPTION OF THE COMPANY AND THE LIFEGOAL PORTFOLIOS ......................................       1
        General..............................................................................       1
        Investment Limitations ..............................................................       2

ADDITIONAL INFORMATION ABOUT THE UNDERLYING NATIONS FUNDS....................................       4
        Permissible Fund Investments.........................................................       4
        Asset-Backed Securities..............................................................       8
        Borrowings...........................................................................      12
        Commercial Instruments...............................................................      12
        Combined Transactions................................................................      13
        Convertible Securities...............................................................      13
        Corporate Debt Securities............................................................      14
        Custodial Receipts...................................................................      14
        Currency Swaps.......................................................................      15
        Delayed Delivery Transactions........................................................      15
        Dollar Roll Transactions ............................................................      15
        Equity Swap Contracts ...............................................................      16
        Foreign Currency Transactions .......................................................      16
        Futures, Options and Other Derivative
              Instruments....................................................................      17
        Risk Factors Associated with Futures and Options Transactions........................      23
        Guaranteed Investment Contracts......................................................      33
        Insured Municipal Securities ........................................................      33
        Interest Rate Transactions ..........................................................      33
        Lower Rated Debt Securities..........................................................      34
        Municipal Securities ................................................................      35
        Options on Currencies................................................................      38
        Other Investment Companies...........................................................      38
        Participation Interests and Company Receipts.........................................      38
        Real Estate Investment Trusts........................................................      39
        Repurchase Agreements ...............................................................      39
        Reverse Repurchase Agreements .......................................................      39
        Securities Lending...................................................................      39
        Short Sales..........................................................................      40
        Special Situations...................................................................      40
        Stand-by Commitments ................................................................      40
        Stripped Securities..................................................................      41
        U.S. and Foreign Bank Obligations....................................................      41
        U.S. Government Obligations..........................................................      42
        Use of Segregated and Other Special Accounts.........................................      42
        Variable and Floating Rate Instruments ..............................................      43
        Warrants.............................................................................      44
        When-Issued Purchases and Forward Commitments  ......................................      44
        Portfolio Turnover...................................................................      44
        Investment Risks.....................................................................      44

MANAGEMENT OF THE COMPANY....................................................................      45
        Compensation Table...................................................................      49



INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY, TRANSFER AGENCY,
OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION ARRANGEMENTS....................................................................      51
        Investment Advisory and Sub-Adviser of the LifeGoal Portfolios.......................      51
        Investment Advisory and Sub-Adviser of the Underlying Nations Funds..................      54
        Administrator, Co-Administrator and Sub-Administrator................................      58
        Distributor..........................................................................      60
        Distribution Plans and Shareholder Servicing Arrangements for Investor Shares........      61
        Information Applicable to Investor A, Investor B and Investor C Shares...............      64
        Shareholder Administration Plan (Primary B Shares)...................................      64
        Expenses.............................................................................      67
        Transfer Agents and Custodian........................................................      68
        Independent Accountant and Reports...................................................      68
        Counsel..............................................................................      68

DESCRIPTION OF SHARES........................................................................      68
        Net Asset Value Determination........................................................      70
        Exchanges............................................................................      71
        Dividends and Distributions..........................................................      71

ADDITIONAL INFORMATION CONCERNING TAXES......................................................      72
        General..............................................................................      72
        Excise Tax ..........................................................................      72
        Taxation of Investments of a Regulated Investment Company............................      73
        Capital Gain Distribution............................................................      74
        Disposition of Fund Shares...........................................................      74
        Federal Income Tax Rates.............................................................      75
        Backup Withholding...................................................................      75
        Corporate Shareholders and Dividends Received Deduction..............................      75
        Foreign Shareholders.................................................................      76
        New Regulations......................................................................      76
        Foreign Taxes........................................................................      76
        Other Matters........................................................................      76

SECURITY HOLDERS.............................................................................      76

ADDITIONAL INFORMATION ON PERFORMANCE........................................................      79
        Yield Calculations...................................................................      79
        Total Return Calculations............................................................      80

SCHEDULE A - Description of Ratings...........................................................    A-1


                             HISTORY OF THE COMPANY
                             ----------------------

         Nations LifeGoal Funds, Inc. (the "Company") is a diversified open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996. The Company offers shares of common stock which represent interests in one of three separate LifeGoal Portfolios. This SAI relates to the following LifeGoal Portfolios of the Company: LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio. Each LifeGoal Portfolio offers the following separate classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B and Investor C Shares. The Company has a fiscal year end of March 31st.

             DESCRIPTION OF THE COMPANY AND THE LIFEGOAL PORTFOLIOS
             ------------------------------------------------------

         GENERAL

         This SAI relates to the shares of LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio. The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B and Investor C Shares are collectively referred to as "Investor Shares." Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the LifeGoal Portfolios. TradeStreet Investment Associates, Inc. ("TradeStreet") is investment sub-adviser. As used herein the "Adviser" shall mean BAAI and/or TradeStreet as the context may require.

         Each LifeGoal Portfolio may (i) own more than 3% of the total outstanding stock of a registered investment company which is a member of the Nations Funds Family, (ii) invest more than 5% of its assets in any one such investment company, and (iii) invest more than 10% of it assets, collectively, in registered investment companies which are members of the Nations Funds Family. Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, each of the underlying mutual funds in which the LifeGoal Portfolios will invest will not concentrate 25% or more of its total assets in any one industry.

         Shares of each LifeGoal Portfolio of the Company are redeemable at the net asset value (less, in the case of Investor B and Investor C Shares, any applicable contingent deferred sales charge ("CDSC")) thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the caption "Buying, Selling and Exchanging Shares."

         As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular LifeGoal Portfolio or a particular class of shares of a LifeGoal Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, LifeGoal Portfolio or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, LifeGoal Portfolio or class.

         The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or LifeGoal Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any LifeGoal Portfolio or class. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940 (the "1940 Act"). Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         As of August 1, 1999, Bank of America National Trust & Savings Association ("Bank of America") and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of the Company and therefore could be considered to be a controlling person of the Company for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of

America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders.

         Information concerning each LifeGoal Portfolio's investment objective is set forth in each of the Prospectuses. There can be no assurance that the LifeGoal Funds will achieve their objectives. The principal features of the LifeGoal Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses. The principal features and certain risks of the underlying Nations Funds also are discussed in the Prospectuses.

         Under extraordinary circumstances, the LifeGoal Portfolios may invest 100% of their assets in Nations Prime Fund. Such circumstances that would prompt a shift in the allocation of assets for defensive purposes by the Adviser include concerns about a precipitous decline in the net asset value of any of the underlying Nations Funds or similar volatility in the Nasdaq National Market, New York Stock Exchange or American Stock Exchange. The designation of circumstances as sufficiently extraordinary to permit this defensive investing is within the Adviser's discretion.

         Although each LifeGoal Portfolio intends to invest substantially all of its assets in underlying Nations Funds, each LifeGoal Portfolio reserves the right to invest assets not so invested in government securities, repurchase agreements and money market instruments.

INVESTMENT LIMITATIONS

         Each LifeGoal Portfolio is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the LifeGoal Fund's outstanding shares.

         Under the 1940 Act, such approval requires the affirmative vote, at a meeting of shareholders of a LifeGoal Portfolio, of (i) at least 67% of the shares of the LifeGoal Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the LifeGoal Portfolio are present in person or by represented proxy; or (ii) more than 50% of the outstanding shares of the LifeGoal Portfolio, whichever is less.

The LifeGoal Portfolios may not:

    1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Portfolio may borrow money from banks for temporary or emergency purposes in amounts up to one-third of the value of such Portfolio's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Portfolio's total assets will be repaid prior to the purchase of additional portfolio securities by such Portfolio, (b) a Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Portfolio may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

    2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Portfolio of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

    3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

    4. Invest in real estate or real estate limited partnership interests. (Each Portfolio may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

    5. Purchase or sell commodity contracts except that each Portfolio may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

    6. Make loans, except that a Portfolio may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

    7. The LifeGoal Portfolios will be diversified and each Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, immediately after such purchase, more than 5% of the value of such Portfolio's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these limitations and with respect to 75% of such Portfolio's assets, such Portfolio will not hold more than 10% of the voting securities of any issuer.

    8. Each LifeGoal Portfolio will concentrate its investments in the securities of other investment companies.

         In addition, certain non-fundamental investment restrictions are also applicable to the LifeGoal Portfolio, including the following:

    1. No Portfolio of the Company will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

    2. No Portfolio of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Portfolio's investment in such classes of securities would exceed 5% of such Portfolio's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

    3. No Portfolio will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Portfolio's transactions in futures contracts and related options, and (c) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

    4. No Portfolio will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Portfolio's assets, and no more than 2% of the value of the Portfolio's net assets may be invested in warrants that are not listed on principal domestic or foreign exchanges (for purposes of this undertaking, warrants acquired by a Portfolio in units or attached to securities will be deemed to have no value).

    5. No Portfolio of the Company will purchase securities of companies for the purpose of exercising control.

    6. No Portfolio of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule

144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

    7. No Portfolio of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Portfolio's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

    8. No Portfolio of the Company will purchase oil, gas or mineral leases or other interests (a Portfolio may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

         Notwithstanding the foregoing restrictions, the underlying mutual funds in which LifeGoal Portfolios may invest have adopted their own investment restrictions which may be more or less restrictive than those listed above, thereby allowing a LifeGoal Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above and in a LifeGoal Portfolio Prospectus. The investment restrictions of these underlying mutual funds are set forth in their respective statements of additional information.

            ADDITIONAL INFORMATION ABOUT THE UNDERLYING NATIONS FUNDS
            ---------------------------------------------------------

         PERMISSIBLE FUND INVESTMENTS

         In addition to the principal investment strategies for each underlying Nations Fund (each a "Fund"), which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, E.G., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         THE EQUITY FUNDS

         Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

         Small Company Growth Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: debt securities, unless the Fund assumes a temporary defensive position. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Fund may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

         Disciplined Equity Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G., securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the

Adviser). For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

         Capital Growth Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, other types of securities having common stock characteristics and various money market instruments, including repurchase agreements. The Fund may invest in foreign securities, including common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts.

         Nations Marsico Focused Equities Fund: In addition to the types of securities described in the Fund's Prospectuses, this Fund may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay- in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Fund also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities, high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

         The Fund may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments when the Adviser: (i) believes that market conditions are not favorable for profitable investing; (ii) is unable to local favorable opportunities; or (iii) determines that a temporary defensive position is advisable or necessary to meet anticipated redemption requests. In other words, the Fund does not always stay fully invested in stocks and bonds. The Fund also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Fund also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

         Blue Chip Fund: In addition to the types of securities described in the Fund's Prospectus, the Blue Chip Master Portfolio (in which the Fund invests all of its assets) may invest in cash equivalents, which include the following short-term interest rate bearing instruments--obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial papers issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, Duff & Phelps and Fitch IBCA. For a description of ratings, see Appendix A to this SAI. The Master Portfolio also may invest in certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Master Portfolio's investment objective and policies.

         General: Notwithstanding that each Equity Fund may invest in each type of security listed above in percentages of less that 10% of that Fund's total assets, each Equity Fund (except Nations Marsico Focused Equities Fund) may invest up to 20% of its assets in foreign securities. While each Equity Fund reserves the right to so invest, investing in foreign securities is not considered a principal investment strategy of the Equity Funds. In addition each Equity Fund discussed above also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. The Nations Marsico Focused Equities Fund may invest in forward foreign exchange contracts.

         THE INTERNATIONAL FUNDS

         International Equity Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: real estate investment trust securities and, for temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments. The Fund also may invest in convertible securities, preferred stocks, bonds, notes and other fixed-income securities, including Eurodollar and foreign government securities.

         International Value Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: short-term debt instruments; purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic exchanges options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs and invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar and to hedge against changes in foreign currency exchange rates.

         General: Each Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each International Fund also may invest in real estate investment trust securities. In addition, each International Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Each Fund also may invest in forward foreign exchange contracts.

         FIXED-INCOME FUNDS

         Short-Term Income Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: foreign securities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, real estate investment trust securities, municipal securities rated by one nationally recognized statistical rating organization ("NRSRO"), or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated, high quality money market instruments, repurchase agreements and cash.

         Strategic Fixed Income Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: foreign securities, corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated.; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, an real estate investment trust securities. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         Diversified Income Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: foreign securities, asset-backed securities and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

         General: Each of the Fixed Income Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes, exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls, and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.


         MONEY MARKET FUND

         Prime Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

ASSET-BACKED SECURITIES

         IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage

Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         ADDITIONAL INFORMATION ON MORTGAGE-BACKED SECURITIES.
         -----------------------------------------------------

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages
--------------------

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life
------------

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities
-------------------------------------

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BORROWINGS

         NFT, NFI and NFP participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1999.

COMMERCIAL INSTRUMENTS

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

COMBINED TRANSACTIONS

         Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

CONVERTIBLE SECURITIES

         Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

         Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

         Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

         Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

         Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed any limitation imposed by the SEC Staff.

          The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

         Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gain on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gain on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

         STOCK INDEX FUTURES CONTRACTS. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and loss incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

         WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

        A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of any limitation on illiquid securities imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions
-------------------------------------------------------------

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain loss on its hedging transactions which would not be offset by gain on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

         REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

         Additional Information on Futures and Options
         ---------------------------------------------

         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized loss on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.   Interest Rate Futures Contracts.
     --------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.  Index Futures Contracts.
     ------------------------

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

           Portfolio                                 Futures

                                               -Day Hedge is Placed

     Anticipate Buying $62,500                     Buying 1 Index Futures at 125
         Equity Portfolio                          Value of Futures = $62,500/
                                                     Contract

                                               -Day Hedge is Lifted-

     Buy Equity Portfolio with                     Sell 1 Index Futures at 130
        Actual Cost = $65,000                      Value of Futures = $65,000/
        Increase in Purchase                         Contract
     Price = $2,500                                Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

     Factors

     Value of Stock Portfolio = $1,000,000
     Value of Futures Contract = 125 x $500 = $62,500
     Portfolio Beta Relative to the Index - 1.0

           Portfolio                                 Futures

                                               -Day Hedge is Placed

     Anticipate Selling $1,000,000                 Sell 16 Index Futures at 125
       Equity Portfolio                            Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

     Equity Portfolio-Own                          Buy 16 Index Futures at 120
       Stock with Value = $960,000                 Value of Futures = $960,000
       Loss in Portfolio                           Gain on Futures = $40,000
         Value = $40 000

      IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

           Portfolio                                 Futures

                                               -Day Hedge is Placed

     Anticipate Buying $62,500                     Buying 1 Index Futures at 125
     Equity Portfolio                              Value of Futures = $62,500/
                                                     Contract

                                               -Day Hedge is Lifted-

     Buy Equity Portfolio with                     Sell 1 Index Futures at 120
       Actual Cost = $60,000                       Value of Futures = $60,000/
       Decrease in Purchase                          Contract
         Price = $2,500                            Loss on Futures = $2,500
                                                     Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

     Factors

     Value of Stock Portfolio = $1,000,000
     Value of Futures Contract = 125 x $500 = $62,500
     Portfolio Beta Relative to the Index - 1.0

           Portfolio                                 Futures

                                               -Day Hedge is Placed

     Anticipate Selling $1,000,000                 Sell 16 Index Futures at 125
       Equity Portfolio                            Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

     Equity Portfolio-Own                          Buy 16 Index Futures at 130
       Stock with Value = $1,040,000               Value of Futures = $1,040,000
       Gain in Portfolio = $40,000                 Loss of Futures = $40,000
         Value = $40,000

III. Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset loss on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting loss in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      Accounting Treatment.
      ---------------------

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

GUARANTEED INVESTMENT CONTRACTS

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

INSURED MUNICIPAL SECURITIES

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

         GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

         Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, NFT cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

OPTIONS ON CURRENCIES

         Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

PARTICIPATION INTERESTS AND COMPANY RECEIPTS

         The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gain from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

SECURITIES LENDING

         To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

         Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

         Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

         Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

         Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations.
Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

         Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

         Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.
         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER

         Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

INVESTMENT RISKS

         In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Funds.

         Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

         The Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than diversified funds such as the Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. The Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (E.G., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

                            MANAGEMENT OF THE COMPANY

         The business and affairs of the Company are managed under the direction of its Board of Directors. This SAI contains the names of and general background information concerning each Director.

         The Company and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

         The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                              POSITION WITH              AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANY                DIRECTORSHIPS
--------------------                          -------------              ---------------------

Edmund L. Benson, III, 62                     Director                   Director, President and Treasurer, Saunders &
Saunders & Benson, Inc.                                                  Benson, Inc. (Insurance), Insurance Managers,
1510 Willow Lawn Drive                                                   Inc. (insurance); Trustee, Nations Reserves,
Suite 216                                                                Master Investment Trust, Nations Annuity Trust
Richmond, VA 23230                                                       and Nations Fund Trust; Director, Nations
                                                                         Fund, Inc., Nations LifeGoal Funds, Inc., and
                                                                         Nations Fund Portfolios, Inc.

James Ermer, 56                               Director                   Retired Executive Vice President, Corporate
11511 Compass Point Drive                                                Development and Planning - Land America
Ft. Meyers, FL  33908                                                    (title insurance); Senior Vice President, Finance
                                                                         - CSX Corporation (transportation and natural
                                                                         resources); Director - National Mine Service
                                                                         (mining supplies), Lawyers Title Corporation
                                                                         (title insurance), Nations Fund, Inc., Nations
                                                                         Fund Portfolios, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee - Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity Trust and
                                                                         Nations Master Investment Trust.

William H. Grigg, 66                          Director                   Chairman Emeritus since July 1997, Chairman
Duke Power Co.                                                           and Chief Executive Officer from April 1994 to
16092A Reap Road                                                         July 1997 - Duke Power Co.; Director -  The
Albermarle, NC  28001                                                    Shaw Group, Inc.; Director and Vice Chairman,
                                                                         Aegis Insurance Services, Ltd. (a mutual
                                                                         insurance company in Bermuda); Director-
                                                                         Hatteras Income Securities, Inc., Nations
                                                                         Government Income Term Trust 2003, Inc.,
                                                                         Nations Government Income Term Trust 2004,
                                                                         Inc., Nations Balanced Target Maturity Fund,
                                                                         Inc., Nations Fund, Inc., Nations Fund
                                                                         Portfolios, Inc. and Nations LifeGoal Funds,
                                                                         Inc.; Trustee - Nations Reserves, Nations Fund
                                                                         Trust, Nations Annuity Trust and Nations
                                                                         Master Investment Trust.

Thomas F. Keller, 67                          Director                   R.J. Reynolds Industries Professor of Business
Fuqua School of Business                                                 Administration and Former Dean - Fuqua
P.O. Box 90120                                                           School of Business, Duke University; Director -
Duke University                                                          LADD Furniture, Inc. (furniture), Wendy's
Durham, NC 27708                                                         International, Inc. (restaurant operating and
                                                                         franchising), American Business Products, Inc.
                                                                         (printing services), Dimon, Inc. (tobacco),
                                                                         Biogen, Inc. (pharmaceutical biotechnology),
                                                                         Hatteras Income Securities, Inc., Nations
                                                                         Government Income Term Trust 2003, Inc.,
                                                                         Nations Government Income Term Trust 2004,
                                                                         Inc., Nations Balanced Target Maturity Fund,
                                                                         Inc., Nations Fund, Inc., Nations Fund
                                                                         Portfolios, Inc. and Nations LifeGoal Funds,


                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                              POSITION WITH              AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANY                DIRECTORSHIPS
--------------------                          -------------              ---------------------

                                                                         Inc.; Trustee - The Mentor Funds, Mentor
                                                                         Institutional Trust, Cash Reserve Trust, Nations
                                                                         Reserves, Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment Trust.

Carl E. Mundy, Jr., 64                        Director                   President and CEO - USO from May 1996 to
USO World Headquarters                                                   present; Commandant - United States Marine
Washington Navy Yard                                                     Corps from July 1991 to July 1995; Director -
Building 198                                                             Shering-Plough (pharmaceuticals and health
901 M Street, S.E.                                                       care products); General Dynamics Corporation
Washington, D.C.  20374-5096                                             (defense systems), Nations Fund, Inc., Nations
                                                                         Fund Portfolios, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee - Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity Trust and
                                                                         Nations Master Investment Trust.

Dr. Cornelius J. Pings, 70*                   Director/Trustee           President - Association of American
480 S. Orange Grove Blvd.                                                Universities from February 1993 to June 1998;
Pasadena, CA  91105                                                      Director - Farmers Group, Inc. (insurance
                                                                         company), Nations Fund, Inc., Nations
                                                                         LifeGoal Funds, Inc. and Nations Fund
                                                                         Portfolios, Inc.; Trustee - Master Investment
                                                                         Trust, Series I from 1995 to 1999, Master
                                                                         Investment Trust, Series II from 1995 to 1997,
                                                                         Nations Reserves, Nations Fund Trust, Nations
                                                                         Annuity Trust and Nations Master Investment
                                                                         Trust.; Director/Trustee and Chairman - Pacific
                                                                         Horizon Funds, Inc. and Master Investment
                                                                         Trust, Series I, from inception to May 1999;
                                                                         Director - Time Horizon Funds and Pacific
                                                                         Innovations Trust.

James B. Sommers*, 60                         Director                   President - NationsBank Trust from January
237 Cherokee Road                                                        1992 to September 1996; Executive Vice
Charlotte, NC  28207                                                     President - NationsBank Corporation from
                                                                         January 1992 to May 1997; Chairman - Central
                                                                         Piedmont Community College Foundation;
                                                                         Board of Commissioners, Charlotte/
                                                                         Mecklenberg Hospital Authority; Director -
                                                                         Nations Fund, Inc., Nations Fund Portfolios,
                                                                         Inc. and Nations LifeGoal Funds,Inc.; Trustee -
                                                                         Central Piedmont Community College; Mint
                                                                         Museum of Art, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust and Nations
                                                                         Master Investment Trust.

A. Max Walker*, 77                            President, Director and    Independent Financial Consultant; Director and
4580 Windsor Gate Court                       Chairman of the Board      Chairman of the Board - Hatteras Income
Atlanta, GA 30342                                                        Securities, Inc., Nations Government Income
                                                                         Term Trust 2003, Inc., Nations Government


                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                              POSITION WITH              AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANY                DIRECTORSHIPS
--------------------                          -------------              ---------------------

                                                                         Income Term Trust 2004, Inc., Nations
                                                                         Balanced Target Maturity Fund, Inc.; President,
                                                                         Director and Chairman of the Board - Nations
                                                                         Fund, Inc., Nations LifeGoal Funds, Inc. and
                                                                         Nations Fund Portfolios, Inc.; President,
                                                                         Trustee and Chairman of the Board - Nations
                                                                         Reserves, Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment Trust.

Charles B. Walker, 60                         Director                   Director-Ethyl Corporation (chemical
Albermarle Corporation                                                   manufacturing); Vice Chairman and Chief
Vice Chairman and CFO                                                    Financial Officer - Albemarle Corporation
330 South Fourth Street                                                  (chemical manufacturing); Director - Nations
Richmond, VA 23219                                                       Fund, Inc., Nations Fund Portfolios, Inc. and
                                                                         Nations LifeGoal Funds, Inc.; Trustee - Nations
                                                                         Reserves, Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment Trust.


Thomas S. Word, Jr.*, 61                      Director                   Partner - McGuire, Woods, Battle & Boothe
McGuire, Woods, Battle & Boothe LLP                                      LLP (law firm); Director - Vaughan-Bassett
One James Center                                                         Furniture Companies, Inc. (furniture), Nations
8th Floor                                                                Fund, Inc., Nations Fund Portfolios, Inc. and
Richmond, VA  23219                                                      Nations LifeGoal Funds, Inc.; Trustee - Nations
                                                                         Reserves, Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment Trust.


Richard H. Blank, Jr., 42                     Secretary and Treasurer    Senior Vice President since 1998, Vice
Stephens Inc.                                                            President from 1994 to 1998 and Manager from
111 Center Street                                                        1990 to 1994 - Mutual Fund Services, Stephens
Little Rock, AR  72201                                                   Inc.; Secretary since September 1993 and
                                                                         Treasurer since November 1998 - Nations Fund,
                                                                         Inc., Nations Fund Portfolios, Inc., Nations
                                                                         LifeGoal Funds, Inc., Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity Trust and
                                                                         Nations Master Investment Trust.


Michael W. Nolte, 38                          Assistant Secretary        Assistant Secretary - Nations Fund Trust,
Stephens Inc.                                                            Nations Fund, Inc., Nations Reserves, Nations
                                                                         Fund Portfolios, Inc., Nations LifeGoal Funds,
                                                                         Inc., Nations Annuity Trust and Nations Master
                                                                         Investment Trust.


James E. Banks, 43                            Assistant Secretary        Assistant Secretary - Nations Fund Trust,
Stephens Inc.                                                            Nations Fund, Inc., Nations Reserves, Nations
                                                                         Fund Portfolios, Inc., Nations LifeGoal Funds,
                                                                         Inc., Nations Annuity Trust and Nations Master

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                              POSITION WITH              AND CURRENT
NAME ADDRESS AND AGE                          THE COMPANY                DIRECTORSHIPS
--------------------                          -------------              ---------------------


                                                                         Investment Trust.


         Mr. Blank serves as Secretary, Treasurer, and Chief Operating Officer to other investment companies for which Stephens Inc. serves as administrator.

         Each Director of the Company is also a Director of Nations Fund, Inc., Nations LifeGoal Funds, Inc. Nations Fund Portfolios, Inc. and a Trustee of Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations Reserves, each an open-end registered investment company that is part of the Nations Funds Family. Richard H. Blank, Jr., Michael W. Nolte and James E. Banks, Jr. are also officers of Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust and Nations Reserves.

         As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the LifeGoal Portfolios.

         The Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a LifeGoal Portfolio, or (ii) was being purchased or sold by a LifeGoal Portfolio. For purposes of the Code of Ethics, an access person means (i) a Director or officer of the Company, (ii) any employee of the Company (or any company in a control relationship with the Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Company, and (iii) any natural person in a control relationship with the Company who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Company's access persons, other than its "disinterested" Directors, submit reports to the Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

         Director Compensation Through July 1, 1999
         ------------------------------------------

         The Directors and officers of the LifeGoal Portfolios will receive compensation from the LifeGoal Portfolios as follows: an annual retainer of $1,000 ($3,000 for the Chairman of the Board), plus $500 per portfolio, and meeting fees of $1,000 for in-person meetings and $500 for telephone meetings. The Compensation Table below sets forth their aggregate compensation in such capacity.

                               COMPENSATION TABLE


                                  AGGREGATE
                                COMPENSATION                 TOTAL COMPENSATION
       NAME OF PERSON               FROM                       FROM REGISTRANT
        POSITION (1)           REGISTRANT (2)               & FUND COMPLEX(3)(4)
       --------------          --------------               --------------------

Edmund L. Benson, III               $7,000                          $77,377
Director

                                  AGGREGATE
                                COMPENSATION                 TOTAL COMPENSATION
       NAME OF PERSON               FROM                       FROM REGISTRANT
        POSITION (1)           REGISTRANT (2)               & FUND COMPLEX(3)(4)
       --------------          --------------               --------------------

James Ermer                         $5,000                          $63,375
Director

William H. Grigg                    $7,000                          $90,875
Director

Thomas F. Keller                    $7,000                          $94,875
Director

A. Max Walker                       $9,000                         $110,875
Chairman of the Board

Charles B. Walker                   $6,000                          $71,375
Director

Thomas S. Word                      $7,000                          $77,375
Director

Carl E. Mundy, Jr.,                 $6,500                          $74,377
Director

James B. Sommers                    $7,000                          $73,375
Director

Dr. Cornelius Pings                    $ 0                              $ 0
Director

Totals:                            $61,500                         $735,879

         (1) All directors receive reimbursements for expenses related to their attendance at meetings of the Board of Directors. Officers of the Companies receive no direct remuneration in such capacity from the Company.

         (2) For the twelve-month period ending March 31, 1999, each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each LifeGoal Portfolio, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors(or committee thereof) and $500 for attendance at each other meeting of the Board of Directors (or Committee thereof).

         (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from six investment companies deemed to be part of the Nations Funds complex.

         (4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $35,188; William H. Grigg $66,375; Thomas F. Keller

$70,375; and Thomas S. Word $70,375. The LifeGoal Directors are not eligible for deferred compensation from the company.

         Director Compensation After July 1, 1999
         ----------------------------------------

         The Board of Directors of the Company along with the Boards of Directors/Trustees of the other open-end registered investment companies in the Nations Funds family approved a new compensation structure for the Board members, effective July 1, 1999. The new structure compensates the Board members for their services to the Nations Funds family on a flat rate basis, and not on a per registered investment company or per fund basis. The Nations Funds family currently consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust.

         Under the new structure, each Board member would receive a base retainer fee in the amount of $65,000 per year, in addition to $5,000 for each in-person meeting attended; in addition to $1,000 for each telephonic meeting attended. Each Board member would be compensated only for a maximum of six in-person meetings per calendar year. In addition, the Chairman of the Boards, currently A. Max Walker, would receive an additional fee of 20% of the base retainer fee; the Chairman of the Audit Committees would receive an additional fee of 10% of the base retainer fee. The members of the Nominating Committees will receive additional compensation at the rate of $1,000 per meeting attended.

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY, TRANSFER AGENCY, OTHER SERVICE
----------------------------------------------------------------------------
         PROVIDERS, SHAREHOLDER SERVICING AND DISTRIBUTION ARRANGEMENTS
         --------------------------------------------------------------

INVESTMENT ADVISER AND SUB-ADVISER OF THE LIFEGOAL PORTFOLIOS

         Banc of America Advisors, Inc. ("BAAI") serves as investment adviser to the LifeGoal Portfolios pursuant to an Investment Advisory Agreement. BAAI is a wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. BAAI has its principal offices at One Bank of America Plaza, Charlotte, North Carolina 28255.

         BAAI also serves as investment adviser to Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations Reserves, each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange.

         The Investment Advisory Agreement was approved by the Company's Board of Directors at the October 11, 1996 Meeting of the Board of Directors and by the initial shareholder. It provides that BAAI may delegate its duties to a sub-adviser. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of BAAI, or any of its officers, directors, employees or agents, BAAI shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services thereunder or for any loss that may be sustained in the purchase, holding or sale of any security. BAAI will receive fees for providing advisory services at the annual rate of .25% of the average daily value of each LifeGoal Portfolio's net assets during the preceding month. BAAI also has agreed to absorb all other expenses of the LifeGoal Portfolios (except taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). BAAI also is compensated for providing advisory services to the underlying Nations Funds in which the LifeGoal Portfolios invest. The Investment Advisory Agreement shall become effective with respect to a LifeGoal Portfolio if and when approved by the Directors of the Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a LifeGoal Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a LifeGoal Portfolio at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of a LifeGoal Portfolio) or by BAAI on 60 days' written notice.

         The dollar amount of investment advisory fees paid by each LifeGoal Portfolio of the Company to BAAI and the dollar amount of advisory fees voluntarily reduced by BAAI for the Company's fiscal period ended March 31, 1999, were as follows:


                                                      Advisory
                                          Net         Fees            Expenses
                                          Advisory    Voluntarily     Reimbursed
                                          Fees        Waived          by Adviser
                                          --------    -----------     ----------

LifeGoal Growth Portfolio                $ 33,010      $ 0             $ 0
LifeGoal Balanced Growth Portfolio         49,521        0               0
LifeGoal Income and Growth Portfolio       17,390        0               0

         The dollar amount of investment advisory fees paid by each LifeGoal Portfolio of the Company to BAAI and the dollar amount of advisory fees voluntarily reduced by BAAI for the Company's fiscal period ended March 31, 1998 were as follows:

                                                      Advisory
                                          Net         Fees            Expenses
                                          Advisory    Voluntarily     Reimbursed
                                          Fees        Waived          by Adviser
                                          --------    -----------     ----------

LifeGoal Growth Portfolio                $ 10,146      $ 0             $ 0
LifeGoal Balanced Growth Portfolio          8,202        0               0
LifeGoal Income and Growth Portfolio        2,167        0               0

         The dollar amount of investment advisory fees paid by each LifeGoal Portfolio of the Company to BAAI and the dollar amount of advisory fees voluntarily reduced by BAAI for the Company's fiscal period ended March 31, 1997 were as follows:

                                                      Advisory
                                          Net         Fees            Expenses
                                          Advisory    Voluntarily     Reimbursed
                                          Fees        Waived          by Adviser
                                          --------    -----------     ----------

LifeGoal Growth Portfolio                $ 510         $ 0             $ 0
LifeGoal Balanced Growth Portfolio         551           0               0
LifeGoal Income and Growth Portfolio        91           0               0


         TradeStreet, with principal offices at One Bank of America Plaza, Charlotte, North Carolina serves as investment sub-adviser to the LifeGoal Portfolios. TradeStreet is a wholly owned subsidiary of Bank of America. TradeStreet provides investment management services to individuals, corporations and institutions.

         The Sub-Advisory Agreement was approved by the Company's Board of Directors on October 11, 1996 and by the initial shareholder. It provides that TradeStreet, subject to the supervision of BAAI and the Board of Directors of the Company, will be primarily responsible for managing the assets of each LifeGoal Portfolio.

TradeStreet will receive fees for providing such services at the annual rate of
 .05% of the average daily value of each LifeGoal Portfolio's net assets during the preceding month. TradeStreet is also compensated for providing sub-advisory services to most of the underlying Nations Funds in which the LifeGoal Portfolio invest. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective LifeGoal Portfolios, BAAI or TradeStreet may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         The dollar amount of investment advisory fees paid by BAAI on behalf of each LifeGoal Portfolio to TradeStreet, as sub-adviser, and the dollar amount of advisory fees voluntarily reduced by TradeStreet for the Company's fiscal year ended March 31, 1999 were as follows:

                                                      Advisory
                                          Net         Fees            Expenses
                                          Advisory    Voluntarily     Reimbursed
                                          Fees        Waived          by Adviser
                                          --------    -----------     ----------

LifeGoal Growth Portfolio                $ 8,210       $ 0             $ 0
LifeGoal Balanced Growth Portfolio       $ 8,296         0               0
LifeGoal Income and Growth Portfolio     $ 3,479         0               0

         The dollar amount of investment advisory fees paid by BAAI on behalf of each LifeGoal Portfolio to TradeStreet, as sub-adviser, and the dollar amount of advisory fees voluntarily reduced by TradeStreet for the Company's fiscal year ended March 31, 1998 were as follows:

                                                      Advisory
                                          Net         Fees            Expenses
                                          Advisory    Voluntarily     Reimbursed
                                          Fees        Waived          by Adviser
                                          --------    -----------     ----------

LifeGoal Growth Portfolio                $2,031        $ 0             $ 0
LifeGoal Balanced Growth Portfolio        1,641          0               0
LifeGoal Income and Growth Portfolio        434          0               0

         The dollar amount of investment advisory fees paid by BAAI on behalf of each LifeGoal Portfolio to TradeStreet, as sub-adviser, and the dollar amount of advisory fees voluntarily reduced by TradeStreet for the Company's fiscal year ended March 31, 1997 from commencement of operations were as follows:

                                                      Advisory
                                          Net         Fees            Expenses
                                          Advisory    Voluntarily     Reimbursed
                                          Fees        Waived          by Adviser
                                          --------    -----------     ----------

LifeGoal Growth Portfolio                $  110        $  0            $ 0
LifeGoal Balanced Growth Portfolio          119           0              0
LifeGoal Income and Growth Portfolio         20           0              0


         Each Adviser has adopted a code of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These codes comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

         INVESTMENT ADVISER AND SUB-ADVISER OF THE UNDERLYING NATIONS FUNDS

         BAAI serves as investment adviser to all of the underlying Nations Funds, pursuant to Investment Advisory Agreements dated January 1, 1996, and amended thereafter. Brandes serves as investment sub-adviser to the Nations International Value Fund, pursuant to an Investment Sub-Advisory Agreement dated as of April 8, 1998. Gartmore serves as investment sub-adviser to the Nations Emerging Markets Fund and Nations Growth Fund, pursuant to Investment Sub-Advisory Agreements dated January 1, 1996, and amended thereafter. Gartmore, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") are the co-investment sub-advisers to Nations International Equity Fund, pursuant to Investment Sub-Advisory Agreements dated as of April 15, 1999. Marsico Capital Management LLC ("Marsico") serves as investment sub-adviser to the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, pursuant to an Investment Sub-Advisory Agreement, dated December 31, 1997. TradeStreet serves as investment sub-adviser to all the other underlying Funds, pursuant to Investment Sub-Advisory Agreements, dated January 1, 1996, and amended thereafter.

         BAAI also serves as the investment adviser to the portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Reserves, Nations Annuity Trust, each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Reserves, Nations Annuity Trust, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

         BAAI and TradeStreet are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of Bank of America and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc, a publicly listed U.K. company. National Westminster Bank plc and affiliated parties own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of BAAI, TradeStreet and Gartmore are located at One Bank of America Plaza, Charlotte, N.C. 28255. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Bank of America owns 50% of Marsico Capital.

         Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

         Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital and has voting control of the company. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager.

         For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, BAAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .20% for the period of the average daily net assets of Nations Prime Fund; .30% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund; .50% of the average daily net assets of each of the Nations Diversified Income Fund and .40% of the average daily net assets of each of the Nations Strategic Fixed Income Fund; .65% of the average daily net assets of each of the Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund and Nations Disciplined Equity Fund; .75% of the average daily net assets of Nations Marsico Growth & Income Fund and Nations Marsico Focused Equities Fund; .80% of the average daily net assets of Nations International Equity Fund and International Growth Fund; 1.00% of the average daily net assets of Nations Emerging Markets Fund; .90% of the average daily net assets of Nations Small Company Growth Fund and Nations International Value Fund; and .40% of the average daily net assets of Nations Managed Index Fund and Nations Managed SmallCap Index Fund.

         For the services provided and expenses assumed pursuant to sub-advisory agreements, TradeStreet is entitled to receive from BAAI sub-advisory fees computed daily and paid monthly, at the annual rates of .055% of Nations Prime Fund's average daily net assets; .20% of Nations Equity Income Fund's average daily net assets; .25% of Nations Small Company Growth Fund's, Nations Value Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's, and Nations Strategic Fixed Income Fund's average daily net assets; and .10% of Nations Managed Index Fund's and Nations Managed Small Cap Index Fund's average daily net assets.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Gartmore Global Partners is entitled to receive from BAAI sub-advisory fees, computed daily and paid monthly at the annual rates of .70% of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; and .85% of Nations Emerging Markets Fund's average daily net assets.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Brandes is entitled to receive from BAAI sub-advisory fees, computed daily and paid monthly at the annual rate of .50% of Nations International Value Fund's average daily net assets.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Marsico Capital is entitled to receive from BAAI sub-advisory fees, computed daily and paid monthly at the annual rates of .45% of Nations Marsico Focused Equities Fund's and Nations Marsico Growth & Income Fund's average daily net assets.

         From time to time, BAAI (and/or TradeStreet, Gartmore, Brandes or Marsico Capital) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.

         For the fiscal period from April 1, 1998 to March 31, 1999, after waivers, Nations Fund Trust paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Managed Index Fund -- .27%, Nations Managed SmallCap Index Fund -- .18%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund --.30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .50%; Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .85%.

         For the fiscal period from April 1, 1998 to March 31, 1999, after waivers, Nations Fund, Inc. paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .18%, Nations Equity Income Fund -- .64%, Nations International Equity Fund -- .90%, Nations Small Company Growth Fund -- .73% and Nations International Value Fund -- .91%.

         For the fiscal period April 1, 1998 to March 31, 1999, after waivers, Nations Portfolios paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- .90%.

         For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Managed Index Fund -- .22%, Nations Managed SmallCap Index Fund -- .00%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund --
 .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .48%.

         For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .00%.

         For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .17%, Nations Equity Income Fund -- .64%, Nations International Equity Fund -- .90%, and Nations Small Company Growth Fund --
 .70%.

         For the fiscal period April 1, 1997 to March 31, 1998, after waivers, Nations Portfolios paid BAAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10% and Nations Pacific Growth Fund -- .90%.

         For the fiscal period from May 16, 1998 to March 31, 1999, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc. ("Barnett"), under a previous investment advisory agreement, advisory fees of .91% of the Nations International Value Fund's average daily net assets (formally called the Emerald International Equity Fund).

         For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc. ("Barnett"), under a previous investment advisory agreement, advisory fees of .90% of the Nations International Value Fund's average daily net assets (formally called the Emerald International Equity Fund).

         For the fiscal period from April 1, 1998 to March 31, 1999, after waivers, BAAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .25% Nations Capital Growth Fund -- .25% Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Prime Fund .055%, Nations Equity Income Fund --
 .20%, and Nations Small Company Growth Fund -- .25%.

         For the fiscal period from April 1, 1998 to March 31, 1999, after waivers, BAAI paid Gartmore under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85% and Nations International Equity Fund -- .70%.

         For the fiscal period from May 16, 1998 to March 31, 1999, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of the Nations International Value Fund.

         For the fiscal period from April 1, 1998 to March 31, 1999, after waivers, BAAI paid Marsico Capital under the investment sub-advisory agreement, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .45% and Nations Marsico Growth & Income Fund -- .45%.

         For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, BAAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Prime Fund .055%, Nations Equity Income Fund --
 .20%, and Nations Small Company Growth Fund -- .25%.

         For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, BAAI paid Gartmore under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, and Nations International Equity Fund -- .70%.

         For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of the Nations International Value Fund.

         For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, BAAI paid Marsico Capital under the investment sub-advisory agreement, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .45% and Nations Marsico Growth & Income Fund -- .45%.

         The Taxable Money Market Management Team of TradeStreet is responsible for the day-to-day management of Nations Prime Fund.

         The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund.

         The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Managed Index Fund and Nations Managed SmallCap Index Fund and Nations Disciplined Equity Fund.

         The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund and Nations Equity Income Fund.

         The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.

         The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Emerging Growth Fund and Nations Small Company Growth Fund.

         Philip Ehrmann is Co-Portfolio Manager of the Gartmore-managed portion of the Nations International Equity Fund, responsible for the Fund's investments in developing countries (since June 1998). Mr. Ehrmann is also Principal Portfolio Manager of Nations Emerging Markets Fund (since 1995) and is Head of the Gartmore Emerging Markets Team. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

         Seok Teoh is Co-Portfolio Manager of the Gartmore-managed portion of the Nations International Equity Fund, responsible for the Fund's investments in Asia (since June 1998). Ms. Teoh is also Principal Portfolio Manager of Nations Pacific Growth Fund (since that Fund's inception in June 1995). She has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously Ms. Teoh managed four equity funds for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is native to Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

         Mark Fawcett is Co-Portfolio Manager of the Gartmore-managed portion of the Nations International Equity Fund, responsible for the Fund's investments in Japan (since June 1998). He is also Senior Investment Manager for the Gartmore Japanese Equities team. Mr. Fawcett joined Gartmore as an investment manager on the Japanese Equity Team in 1991 and has specific responsibility for large stock research. Before joining Gartmore in Tokyo he worked on the Far East desk of Provident Mutual, a major London-based Life Assurance company, managing funds invested in Japan. Mr. Fawcett graduated from Oxford University in 1986 with an honors degree in Mathematics and Philosophy.

         Stephens Jones is Co-Portfolio Manager of the Gartmore-managed portion of the Nations International Equity Fund, responsible for the fund's investments in Europe (since June 1998). He is also the Head of Gartmore European Equities. Mr. Jones joined Gartmore as a senior investment manager in the European Equities Team in 1994 and was appointed Head of the European Equity Team in

1995. He began his career at the Prudential in 1984, spending a year as a business analyst before becoming the personal assistant to the Group Chief Executive. In 1987, he became a European equities investment manager focusing primarily on France, Belgium and Switzerland. Mr. Jones graduated from Manchester University in 1984 with an honors degree in Economics.

         Stephen Watson is Co-Portfolio Manager for Nations International Equity Fund, responsible for allocating the Fund's assets among the various regions in which it invests, as well as determining the Fund's investments in regions not covered by the other Co-Portfolio Managers (since June 1998). Mr. Watson had been the sole Portfolio Manager of the Fund since February 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Chief Investment Officer of Gartmore Global Partners and is a member of Gartmore's Global Policy Group. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Motagu. Mr. Watson is a member of the Securities Institute.

         INVESCO Global Asset Management (N.A.), Inc., with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. The "management team" responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Fund are:
John D. Rogers, CFA; W. Linsay Davidson; Michele T. Garren, CFA; Erik B. Granade, CFA; Kent A. Stark; and Ingrid Baker, CFA.

         Putnam Investment Management, Inc., with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, Inc., an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. The "management team" responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Fund are: Omid Kamshad, CFA; Mark D. Pollard, Justin M. Scott and Paul C. Warren.

         Brandes' Investment Committee is responsible for the day-to-day management of Nations International Value Fund.

         Thomas F. Marsico is the Chief Executive Officer of Marsico Capital and has been the Portfolio Manager of both Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund since each Fund's respective inception. Prior to forming Marsico Capital, Mr. Marsico was a portfolio manager with Janus Funds for 11 years and was responsible for the day-to-day management of Janus Twenty Fund and Janus Growth and Income Fund. Overall, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager before becoming the Portfolio Manager of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund.

ADMINISTRATOR, CO-ADMINISTRATOR AND SUB-ADMINISTRATOR

         Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrator of the Company.

         The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Boards of Directors on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of: 0.10% of the money market Funds; 0.12% of the fixed income and international Funds; and 0.13% of the domestic equity Funds, of the average daily net assets of each such Fund.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters,
(v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Directors, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         BNY serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee which is paid by BAAI from the management fees they receive from the Funds.

         The Company had, under the previous agreements, retained Stephens, Inc. ("Administrator") as the administrator and First Data Investors Services Group, Inc. (the "Co-Administrator") as the co-administrator of the LifeGoal Portfolios.

         Under the previous agreements, the Administrator and Co-Administrator served under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on July 10, 1996. The Administrator received, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provided under the Co-Administration Agreement, an administrative fee of $10,000 per year per underlying fund in the LifeGoal Portfolio, which was absorbed by BAAI.

         Pursuant to the previous Administration Agreement, the Administrator had agreed to, among other things, (i) maintain office facilities for the LifeGoal Portfolios, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the LifeGoal Portfolios, (ii) compute each Portfolio's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information The Co-Administrator bears all expenses incurred in connection with the performance of its services.

         Under the previous administration agreement, Stephens (the previous administrator for the LifeGoal Portfolios) received no compensation from the LifeGoal Portfolios for serving as Administrator for the periods ended March 31, 1999, March 31, 1998 and March 31, 1997.

         Under the previous co-administration agreement, the dollar amount of combined Co-Administration fees paid to First Data Investor Services Group, Inc. (the former co-administrator for the LifeGoal Portfolios), being absorbed by BAAI as stated above, for the periods ending February 11, 1999 was as follows:

                                      Net
                                      Co-Administration   Co-Administration Fees
                                      Fees                Voluntarily Waived
                                      -----------------   ----------------------

LifeGoal Growth Portfolio                  $ 20,000               $ 0
LifeGoal Balanced Growth Portfolio           20,000                 0
LifeGoal Income and Growth Portfolio         20,000                 0



         Under the previous co-administration agreement, the dollar amount of combined Co-Administration fees paid to First Data Investor Services Group, Inc. (the former co-administrator for the LifeGoal Portfolios), being absorbed by BAAI as stated above, for the periods ended March 31, 1998 and March 31, 1997 was as follows:

                                      Net
                                      Co-Administration   Co-Administration Fees
                                      Fees                Voluntarily Waived
                                      -----------------   ----------------------

LifeGoal Growth Portfolio                  $ 4,959                $ 0
LifeGoal Balanced Growth Portfolio           4,959                  0
LifeGoal Income and Growth Portfolio         4,959                  0


DISTRIBUTOR

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the LifeGoal Portfolios.

         At a meeting held on July 10, 1996, the Board of Directors selected Stephens Inc. as Distributor, and approved a distribution agreement ("Distribution Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the LifeGoal Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent (as defined under the caption "Transfer Agents and Custodian"). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the LifeGoal Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a LifeGoal Portfolio and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Portfolio, without penalty, on 60 days' notice by the Board of Directors, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifeGoal Portfolio, or by the Distributor.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

         INVESTOR A SHARES
         -----------------

         The Company has adopted a Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each LifeGoal Portfolio's Investor A Shares. The Investor A Plan provides that each LifeGoal Portfolio may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of such LifeGoal Portfolio.

         Payments under the Investor A Plan may be made to the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their customers ("Customers") which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the LifeGoal Portfolios may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio.

         For the fiscal periods ended March 31, 1999, March 31, 1998 and March 31, 1997, no 12b-1 fees or CDSC's were paid to the Distributor in connection with Investor A Shares of the Portfolios.

         INVESTOR B SHARES
         -----------------

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of the LifeGoal Portfolios (the "Investor B Plan"). Pursuant to the Investor B Plan, each Portfolio may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor B Shares of a Portfolio. Payments to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor B Shares, (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares. Currently, substantially all fees paid pursuant to the Investor B Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B Shares. Fees received by the Distributor pursuant to the Investor B Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor B Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the LifeGoal Portfolios. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor B Shares of the LifeGoal Portfolios held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a LifeGoal Portfolio as accrued. Expenses incurred by the Distributor pursuant to the Investor B Plan in any given year may exceed the sum of the fees received under the Investor B Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B Plan is in effect. If the Investor B Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the LifeGoal Portfolios (the "Investor B Servicing Plan"). Pursuant to the Investor B Servicing Plan, each LifeGoal Portfolio may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the LifeGoal Portfolios' Investor B Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B Shares; (vii) providing subaccounting with respect to such Investor B Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         For the fiscal periods ended March 31, 1999, March 31, 1998 and March 31, 1997, no 12b-1 fees or CDSC's were paid to the Distributor in connection with Investor B Shares of the Portfolios.

         INVESTOR C SHARES
         -----------------

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the LifeGoal Portfolios (the "Investor C Plan"). Pursuant to the Investor C Plan, each Portfolio may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Portfolio. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares, (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in
(i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the LifeGoal Portfolios. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the LifeGoal Portfolios held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the LifeGoal Portfolios (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each LifeGoal Portfolio may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the LifeGoal Portfolios' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing subaccounting with respect to such Investor C Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         For the fiscal periods ended March 31, 1999, March 31, 1998 and March 31, 1997, no 12b-1 fees or CDSC's were paid to the Distributor in connection with Investor C Shares of the Portfolios.

INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B AND INVESTOR C SHARES

         The Investor A Plan, the Investor B Plan, the Investor B Servicing Plan, the Investor C Plan and the Investor C Servicing Plan, (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Plans is subject to, among other things, the National Association of Securities Dealers, Inc.'s ("NASD") Conduct Rules governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on July 10, 1996 (except for the Investor B Plan and Investor B Servicing Plan, approved on June 4,
1997). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B or Investor C Shares and the holders of such shares. The Plans have been approved by the initial shareholder.

         Each Plan may be terminated with respect to its shares by vote of a majority of the Qualified Directors or by vote of a majority of holders of its outstanding voting securities. Any change in a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor B Servicing Plan and Investor C Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

         Conflict of interest restrictions may apply to the receipt by Selling, and/or Servicing Agents of compensation from Nations Fund in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC or the Department of Labor, are urged to consult their legal advisers before investing such assets in Investor Shares.

SHAREHOLDER ADMINISTRATION PLAN (PRIMARY B SHARES)

         As stated in the Prospectus describing the Primary B Shares, the Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their Customers who may from time to time own of record or beneficially Primary B Shares in consideration for the payment of up to 0.60% (on an annualized basis)of the net asset value of such shares. Such services may include: (i)aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in the NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of a Portfolio. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of LifeGoal Portfolio Primary B Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such Plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the Plan at least annually.

         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                INVESTOR A SHARES

                                                                                          NET
                                                            NET                  FEES PAID (SHAREHOLDER               NET
                                                FEES PAID (12B-1 COMPONENT)       SERVICING COMPONENT)               FEES
FUND                                                YEAR ENDED 3/31/99             YEAR ENDED 3/31/99                PAID
----                                                ------------------             ------------------                ----

LifeGoal Growth Portfolio                               $6,124                              $0                       $6,124
LifeGoal Balanced Growth Portfolio                       2,741                               0                        2,741
LifeGoal Income and Growth Portfolio                     2,550                               0                        2,550

                    FEES PAID PURSUANT TO DISTRIBUTION PLANS
                                INVESTOR B SHARES

                                                                                          NET
                                                            NET                  FEES PAID (SHAREHOLDER               NET
                                                FEES PAID (12B-1 COMPONENT)       SERVICING COMPONENT)               FEES
FUND                                                YEAR ENDED 3/31/99             YEAR ENDED 3/31/99                PAID
----                                                ------------------             ------------------                ----

LifeGoal Growth Portfolio                              $58,303                         $19,435                      $77,738
LifeGoal Balanced Growth Portfolio                      55,183                          18,394                       73,577
LifeGoal Income and Growth Portfolio                    23,933                           7,978                       31,911


                    FEES PAID PURSUANT TO DISTRIBUTION PLANS
                                INVESTOR C SHARES

                                                                                         NET
                                                            NET                  FEES PAID (SHAREHOLDER               NET
                                                FEES PAID (12B-1 COMPONENT)       SERVICING COMPONENT)               FEES
FUND                                                YEAR ENDED 3/31/99             YEAR ENDED 3/31/99                PAID
----                                                ------------------             ------------------                ----

LifeGoal Growth Portfolio                               $3,029                          $1,010                       $4,039
LifeGoal Balanced Growth Portfolio                       2,036                             679                        2,715
LifeGoal Income and Growth Portfolio                       612                             204                          816

                  FEES PAID PURSUANT TO THE ADMINISTRATION PLAN

                                PRIMARY B SHARES

                                             NET ADMIN         NET ADMIN
                                             FEES PAID        FEES WAIVED
                                             YEAR ENDED        YEAR ENDED
                                              3/31/99           3/31/99
                                              -------           -------

LifeGoal Growth Portfolio                       $31                $0
LifeGoal Balanced Growth Portfolio            1,242                 0
LifeGoal Income and Growth Portfolio              0                 0


EXPENSES

         The Administrator and/or Co-Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of the Adviser or Sub-Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's Shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B and Investor C Shares of each LifeGoal Portfolio, sales-related expenses incurred by the Distributor may be reimbursed by the Company.

         The Company pays, or causes to be paid, all other expenses of the Company, including without limitation: the fees of the Adviser, the Sub-Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the SEC and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relative to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by the Adviser (and/or the Sub-Adviser), the Administrator or Co-Administrator. The Adviser, under its investment advisory agreement with the LifeGoal Portfolios, has agreed to absorb all expenses of the LifeGoal Portfolios, included those listed above, except for taxes, brokerage fees and commissions, extraordinary expenses and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees.

         Expenses of the Company which are not directly attributable to the operations of any class of shares of LifeGoal Portfolio are pro-rated among all classes of shares of LifeGoal Portfolios of the Company based upon the relative net assets of each class or LifeGoal Portfolio. Expenses of the Company which are not directly attributable to a specific class of shares but are directly attributable to a specific LifeGoal Portfolio are prorated among all the classes of shares of such LifeGoal Portfolio based upon the relative net assets of each such class of shares. Expenses of the Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

TRANSFER AGENTS AND CUSTODIANS

         First Data Investors Services Group, Inc., a wholly owned subsidiary of First Data Corporation, is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and serves as transfer agent (the "Transfer Agent") for the Company's Primary Shares and Investor Shares. Under a transfer agency agreement, the Transfer Agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company to shareholders, produces statements with respect to account activity for the Company and its shareholders for these services.

         Bank of America serves as custodian (the "Custodian") for the portfolio securities (and for shares of underlying Nations Funds) and cash of the LifeGoal Portfolios. Except with respect to shares of underlying Nations Funds, the Custodian maintains custody of the LifeGoal Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the LifeGoal Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of the LifeGoal Portfolios all checks, and receives all dividends and other distributions made on securities owned by the LifeGoal Portfolios. The Company maintains direct custody of the LifeGoal Portfolios' shares of underlying Nations Funds.

INDEPENDENT ACCOUNTANTS AND REPORTS

         The Board of Directors has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the LifeGoal Portfolios' fiscal year ending March 31, 2000.

         The Annual Report for the fiscal period ended March 31, 1999, is hereby incorporated by reference in this SAI. The Annual Report will be sent free of charge with this SAI to any shareholder who requests this SAI.

COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Company. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

         Morrison & Foerster LLP, counsel to the Company and special counsel to Bank of America has advised the Company and Bank of America that Bank of America and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                              DESCRIPTION OF SHARES
                              ---------------------

         The Company' Boards of Directors has authorized the issuance of the classes of shares of the LifeGoal Portfolios indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Board may classify or reclassify any unissued shares of the Company into shares of any class, classes or Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any LifeGoal Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a LifeGoal Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a LifeGoal Portfolio's LifeGoal Portfolio a mental investment policy would be voted upon only by shareholders of the LifeGoal Portfolio involved. Additionally, approval of an advisory contract is a matter to be determined separately by LifeGoal Portfolio. Approval by the shareholders of one LifeGoal Portfolio is effective as to that LifeGoal Portfolio whether or not sufficient votes are received from the shareholders of the other LifeGoal Portfolios to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a LifeGoal Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifeGoal Portfolio represented at a meeting if the shareholders of more than 50% of the outstanding interests of the LifeGoal Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifeGoal Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one votE for each full share held and fractional votes for fractional shares held.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by
Section 16(c) of the 1940 Act.

         Each share of a LifeGoal Portfolio represents an equal proportional interest in the LifeGoal Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifeGoal Portfolio, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of the Company, shareholders of the Company's LifeGoal Portfolios are entitled to receive the assets attributable to the LifeGoal Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular LifeGoal Portfolio that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Companies.

         Net investment income for the LifeGoal Portfolios for dividend purposes consists of (i) interest accrued and original issue discount earned on a LifeGoal Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the LifeGoal Portfolio and the general expenses of the Company prorated to a LifeGoal Portfolio on the basis of its relative net assets, plus dividend or distribution income on a LifeGoal Portfolio's assets.

         Prior to purchasing shares in one of the LifeGoal Portfolios, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The LifeGoal Portfolios use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a LifeGoal Portfolio to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a LifeGoal Portfolio's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

         The following table provides the expected expense ratios for Primary A Shares of each of the selected underlying Nations Funds appearing in each of the underlyings Funds' prospectuses dated August 1, 1999 and August 20, 1999.


                                                                     (after fee waivers     (before fee waivers
                                                                       and/or expense          and/or expense
LifeGoal Portfolio                                                    reimbursements)         reimbursements)
---------------------------------------------------------------------------------------------------------------
Nations Disciplined Equity Fund                                             .99%                  .99%
------------------------------------------------------------------ ----------------------- --------------------
Nations Capital Growth Fund                                                 .98%                  .98%
------------------------------------------------------------------ ----------------------- --------------------
Nations Value Fund                                                          .96%                  .96%
------------------------------------------------------------------ ----------------------- --------------------
Nations Small Company Growth Fund                                          1.15%                  1.24%
------------------------------------------------------------------ ----------------------- --------------------
Nations Marsico Focused Equities Fund                                      1.06%                  1.06%
------------------------------------------------------------------ ----------------------- --------------------
Nations Marsico Growth & Income Fund                                       1.25%                  1.25%
------------------------------------------------------------------ ----------------------- --------------------
Nations Managed Index Fund                                                  .50%                  .75%
------------------------------------------------------------------ ----------------------- --------------------
Nations Emerging Growth Fund                                               1.00%                  1.00%
------------------------------------------------------------------ ----------------------- --------------------
Nations Managed SmallCap Index Fund                                         .50%                  .84%
------------------------------------------------------------------ ----------------------- --------------------
Nations International Equity Fund                                          1.14%                  1.14%
------------------------------------------------------------------ ----------------------- --------------------
Nations International Value Fund                                           1.30%                  1.40%
------------------------------------------------------------------ ----------------------- --------------------
Nations Emerging Markets Fund                                              1.99%                  1.99%
------------------------------------------------------------------ ----------------------- --------------------
Nations Prime Fund                                                          .30%                  .34%
------------------------------------------------------------------ ----------------------- --------------------
Nations Strategic Fixed Income Fund                                         .70%                  .70%
------------------------------------------------------------------ ----------------------- --------------------
Nations Diversified Income Fund                                             .72%                  .82%
------------------------------------------------------------------ ----------------------- --------------------
Nations Short-Intermediate Government Fund                                  .60%                  .60%
------------------------------------------------------------------ ----------------------- --------------------
Nations Short-Term Income Fund                                              .52%                  .62%
------------------------------------------------------------------ ----------------------- --------------------
Nations International Growth Fund                                          1.22%                  1.22%
------------------------------------------------------------------ ----------------------- --------------------

NET ASSET VALUE DETERMINATION

         Shares of the common stock of each class of shares of each LifeGoal Portfolio that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor C Shares.

         The net asset value per share of each of the LifeGoal Portfolios is determined at the times and in the manner described in the Prospectuses.

         Portfolio securities of a LifeGoal Portfolio for which market quotations are not readily available, if any, are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities, if any, used in computing the net asset value of the shares of a Portfolio are determined as of such times. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

EXCHANGES

         By use of the exchange privilege, the holder of Investor Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

         The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

         The Prospectuses for the Investor Shares and Primary Shares of each LifeGoal Portfolio describe the exchange privileges available to holders of such Investor Shares and Primary Shares, respectively.

DIVIDENDS AND DISTRIBUTIONS

         Each LifeGoal Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         A LifeGoal Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each LifeGoal Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her Shares or whether such gain was recognized by the LifeGoal Portfolio prior to the date on which the shareholder acquired his/her shares. Conversely, if a LifeGoal Portfolio elects to retain its net capital gain, the LifeGoal Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the LifeGoal Portfolio also will elect to have shareholders treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his or her share of tax paid by the LifeGoal Portfolio on the gain and will increase the basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

         Dividends and distributions from net investment income, for each LifeGoal Portfolio are declared and paid quarterly, and capital gain distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the LifeGoal Portfolios accrue additional expense, not borne by the Primary A Shares, as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation is made to arrive at the net asset value per share and dividends of each class of shares of the LifeGoal Portfolios.

         Net investment income for the LifeGoal Portfolios for dividend purposes consists of (i) interest accrued and original issue discount earned on a LifeGoal Portfolio's assets, (ii) less accrued expenses directly attributable to the LifeGoal Portfolio and the general expenses of the Company prorated to a LifeGoal Portfolio on the basis of its relative net assets, plus dividend or distribution income on a LifeGoal Portfolio's assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

         The following information supplements and should be read in conjunction with the Prospectus. The Prospectus of each LifeGoal Portfolio describes generally the tax treatment of distributions by the LifeGoal Portfolios. This section of the SAI includes additional information concerning Federal income taxes.

GENERAL

         Each LifeGoal Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code, as long as such qualification is in the best interest of the LifeGoal Portfolio's shareholders. Each LifeGoal Portfolio will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each LifeGoal Portfolio, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each LifeGoal Portfolio. As a regulated investment company, each LifeGoal Portfolio will not be taxed on its net investment income and capital gain distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each LifeGoal Portfolio derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain are directly related to the LifeGoal Portfolio's principal business of investing in stock or securities) and other income (including but not limited to gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. In addition, the Code requires that each LifeGoal Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the LifeGoal Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the LifeGoal Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the LifeGoal Portfolio controls and which are determined to be engaged in the same or similar trades or businesses.

         The LifeGoal Portfolios also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The LifeGoal Portfolios intend to pay out substantially all of their net investment income and net realized capital gain (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

         As described above, the Code permits a LifeGoal Portfolio to invest greater than 25% of the value of its assets in the securities of other regulated investment companies, such as a Nations Fund. In this regard, each Nations Fund also must meet the requirements set forth above for regulated investment companies. Failure of a Nations Fund to qualify could cause a LifeGoal Portfolio investing therein to fail to qualify as a regulated investment company.

EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each LifeGoal Portfolio (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each LifeGoal Portfolio intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

TAXATION OF INVESTMENTS OF A REGULATED INVESTMENT COMPANY

         Although the LifeGoal Portfolios may invest directly in portfolio securities, the LifeGoal Portfolios intends to invest primarily in the securities of an underlying Nations Fund. The following discussion regarding investments of a regulated investment company therefore applies equally to investments made by a LifeGoal Portfolio, and to investments made by a Nations Fund.

         Except as provided herein, gain and loss on the sale of portfolio securities by a regulated investment company generally will be capital gain and loss. Such gain and loss will ordinarily be long-term capital gain and loss if the securities have been held by the regulated investment company for more than one year at the time of disposition of the securities.

         Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a regulated investment company at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the regulated investment company held the debt obligation.

         If an option granted by a regulated investment company lapses or is terminated through a closing transaction, such as a repurchase by the regulated investment company of the option from its holder, the regulated investment company will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the regulated investment company in the closing transaction. Some realized capital loss may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a regulated investment company pursuant to the exercise of a call option written by it, the regulated investment company will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a regulated investment company pursuant to the exercise of a put option written by it, such regulated investment company will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a regulated investment company on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) of deemed and actual sales will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a regulated investment company will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, generally will be treated as ordinary income or loss. The LifeGoal Portfolios will attempt to monitor
Section 988 transactions, where applicable, to avoid adverse Federal tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, loss realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a regulated investment company enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the regulated investment company must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the regulated investment company enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale;
(ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a regulated investment company purchases shares in a "passive foreign investment company" ("PFIC"), the regulated investment company may be subject to Federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the regulated investment company's disposition of its PFIC shares. If a LifeGoal Portfolio invests in a PFIC, the LifeGoal Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the LifeGoal Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The LifeGoal Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the LifeGoal Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the LifeGoal Portfolio will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

CAPITAL GAIN DISTRIBUTIONS

         Distributions which are designated by a LifeGoal Portfolio as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such distributions equal or exceed the LifeGoal Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held LifeGoal Portfolio shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the LifeGoal Portfolio to its shareholders not later than 60 days after the close of the LifeGoal Portfolio's taxable year.

DISPOSITION OF FUND SHARES

         A disposition of LifeGoal Portfolio shares pursuant to a redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of LifeGoal Portfolio shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the LifeGoal Portfolio or a different regulated investment company, the sales charge previously incurred acquiring the LifeGoal Portfolio's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the LifeGoal Portfolio will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a capital gain distribution with respect to any LifeGoal Portfolio share and such LifeGoal Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifeGoal Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds LifeGoal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a LifeGoal Portfolio regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to loss realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACKUP WITHHOLDING

         The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual LifeGoal Portfolio shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

CORPORATE SHAREHOLDERS AND DIVIDENDS RECEIVED DEDUCTION

         Corporate shareholders of the LifeGoal Portfolios may be eligible for the dividends-received deduction on distributions attributable to a Portfolio's dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a LifeGoal Portfolio attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the LifeGoal Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and
(ii) the LifeGoal Portfolio generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the LifeGoal Portfolio becomes entitled to such dividend income.

         To the extent a LifeGoal Portfolio receives from a regulated investment company dividends designated by such regulated investment company as other than capital gain dividends, corporate shareholders of the LifeGoal Portfolio also may be eligible for the dividends-received deduction. Like the requirements described above, a distribution by a regulated investment company attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the LifeGoal Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; (ii) the LifeGoal Portfolio generally holds the shares of the regulated investment company producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the LifeGoal Portfolio becomes entitled to such dividend income; and (iii) the regulated investment company generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the regulated investment company becomes entitled to such dividend income.

FOREIGN SHAREHOLDERS

         Under the Code, distributions of net investment income by a LifeGoal Portfolio to a nonresident alien individual, foreign trust (I.E., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the LifeGoal Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gain are generally not subject to tax withholding.

NEW REGULATIONS

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the LifeGoal Portfolios to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

FOREIGN TAXES

         Income and dividends received by a LifeGoal Portfolio from foreign securities and gain realized by the LifeGoal Portfolio on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the LifeGoal Portfolios do not expect to be eligible to make such an election.

OTHER MATTERS

         Investors should be aware that the investments to be made by the LifeGoal Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the LifeGoal Portfolios without corresponding current cash receipts. Although the LifeGoal Portfolios will seek to avoid significant noncash income, such noncash income could be recognized by the LifeGoal Portfolios, in which case the LifeGoal Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the LifeGoal Portfolios. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.


                                SECURITY HOLDERS
                                ----------------

         The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially five percent or more of any of the LifeGoal Portfolios as of July 20, 1999 is:


                                                          Class; Amount of
                                                           Shares Owned;
                                                            Type of          Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------            ----------------   ----------       ----------

Lifegoal Growth        Bank of America, N.A. TTEE          Primary A;          94.18%
Portfolio              NB 401K Plan                       385,712.705;
                       U/A DTD 01/01/1983

                                                          Class; Amount of
                                                           Shares Owned;
                                                            Type of          Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------            ----------------   ----------       ----------

                       P O Box 2518                        record
                       Houston, TX  77252-2518

                       BNY Cust IRA FBO                    Primary B;          99.79%
                       Frank W Timpa                    549.623; record
                       PO Box 612
                       Fort Myers, FL  33902-0000

                       NFSC FEBO # W52-011681             Investor A;          8.09%
                       NFSC/FMTC IRA Rollover             22,320.129;
                       FBO Betty J Dohrman                 beneficial
                       3229 SW 100th St
                       Augusta, KS  67010

                       Sidney C Adger TTEE for            Investor A;          5.83%
                       Hawaiian Marine Imports Inc        16,067.746;
                       Employee Profit Sharing Plan        beneficial
                       1234 N Post Oak Rd Ste 130
                       Houston, TX  77055

                       NFSC FEBO # W15-650463             Investor B;          6.41%
                       Elsie A Holton TTEE                40,394.455;
                       T Elsie A Holton Char Remainder     beneficial
                       Tr, U/A 9/10/97
                       PO Box 1299
                       Charleston, SC  29402

                       State Street Bank & Trust Co       Investor C;          50.86%
                       TTEE                               32,466.025;
                       FBO Coastgear & Company             beneficial
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Steinberg Marital Trust            Investor C;          5.18%
                       5177 Richmond #530                  3,306.894;
                       Houston, TX  77056                  beneficial

                       NFSC FEBO # W15-618381             Investor A;          5.06%
                       Madge Carrington Carmick            6,026.216;
                       327 Lamont Rd                       beneficial
                       Charleston, SC  29407

Lifegoal Income &      Bank of America, N.A. TTEE          Primary A;          99.10%
Growth Portfolio       NB 401K Plan                       521,282.555;
                       U/A DTD 01/01/1983                    record
                       P O Box 2518
                       Houston, TX  77252-2518

                       Stephens Inc                        Primary B;           100%
                       Attn:  Cindy Cole                     1.169
                       111 Center Street
                       Little Rock, AR  72201

                       BNY Cust FBO                       Investor A;          14.91%
                       Marsha L Brewer                     9,163.438;
                       Sep IRA Plan                        beneficial
                       9907 Floyd St
                       Overland Park, KS  66212


                                                          Class; Amount of
                                                           Shares Owned;
                                                            Type of          Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------            ----------------   ----------       ----------


                       BNY Cust FBO                       Investor A;          6.30%
                       Keith E Watson                      3,872.620;
                       Sep IRA Plan                        beneficial
                       1064 Hemlock Dr
                       Windsor, CO  80550

                       BNY Cust FBO                       Investor A;          5.84%
                       Phyllis A Gaston                    3,587.081;
                       Sep IRA Plan                        beneficial
                       27716 West Castlenton Rd
                       Langdon, KS  67583

                       BNY Cust FBO                       Investor A;          5.57%
                       Douglas E Simons                    3,422.865;
                       Sep IRA Plan                        beneficial
                       RR1 Box 41
                       Atkinson, NE  68713

                       BNY Cust FBO                       Investor A;          5.37%
                       Laura L Myers                       3,304.032;
                       Sep IRA Plan                        beneficial
                       2190 26000 Rd
                       Parsons, KS  67357

                       BNY Cust FBO                       Investor A;          5.17%
                       James A Bauer                       3,179.998;
                       Sep IRA Plan                        beneficial
                       Rt 2 Box 6DE
                       Larned, KS  67550

                       NFSC FEBO # W69-005061             Investor B;          7.89%
                       Claire Eckstein                    39,443.308;
                       Tod Sigrid Marcus                   beneficial
                       Tod Rosa Eckstein
                       465 Ocean Drive # 609
                       Miami, FL  33139

                       NFSC FEBO # W16-747378             Investor B;          5.67%
                       Jack Overcash                      28,370.529;
                       Highway 21 North Box 539            beneficial
                       Mooresville, NC  28115

                       State Street Bank & Trust Co       Investor C;          74.84%
                       TTEE                               30,558.876;
                       FBO Coastgear & Company               record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Donald R Atkins and                Investor C;          13.39%
                       David R. Morgan TTEES               5,465.985;
                       Lyndon Steel 401K Profit            beneficial
                       Sharing Pl
                       1947 Union Cross Road
                       Winston-Salem, NC  27107

                       James Hightower Art Hightower      Investor C;          5.39%
                       and                                 2,199.453;
                       William Hightower TTEES FBO         beneficial
                       Hightower Construction Co Inc
                       401K Profit Sharing Plan
                       P O Box 1369


                                                          Class; Amount of
                                                           Shares Owned;
                                                            Type of          Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------            ----------------   ----------       ----------

                       Goose Creek, SC 29445

Lifegoal Balanced      Bank of America, N.A. TTEE          Primary A;          95.15%
Growth Portfolio       NB 401K Plan                       989,368.874;
                       U/A DTD 01/01/1983                    record
                       P O Box 2518
                       Houston, TX  77252-2518

                       BNY Cust Rollover IRA FBO           Primary B;          84.04%
                       Michael Cardelino                  21,851.715;
                       1712 Flatwood Drive                 beneficial
                       Flower Mound, TX  75028

                       BNY Cust Sep IRA FBO                Primary B;          15.13%
                       Ronald E Ross                       3,933.745;
                       4004 New Town Rd                    beneficial
                       Waxhaw, NC  28173-9759

                       NFSC FEBO # W38-750468              Investor B          6.14%
                       Baltimore C Foundation TTEE         54,751.869
                       Rosella M Wimmer Char Agreement
                       Remainder Tr, U/A 6/25/98
                       2 E Read St
                       Baltimore, MD  21202

                      ADDITIONAL INFORMATION ON PERFORMANCE
                      -------------------------------------

         Yield information and other performance information for the Company's LifeGoal Portfolios may be obtained by calling the Company at (800) 321-7854.

         From time to time, the yield and total return of a LifeGoal Portfolio's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each LifeGoal Portfolio of the Company also may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising materials and sales literature. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

         The international investment philosophy of certain of the underlying Nation Funds is based on the premise that significant opportunities exist outside of the United States. In fact, two-thirds of the world's investment opportunities are outside of the United States and foreign stock markets have consistently outperformed the U.S. stock market. Adding foreign stocks to a domestic portfolio can help reduce risk and lower portfolio volatility because world markets do not move in sync. From time to time, the LifeGoal Portfolios might point out these opportunities and the differences that exist through investing in overseas countries in marketing materials that reference underlying Nations Funds.

YIELD CALCULATIONS

         The yield of the Primary Shares and Investor Shares of the LifeGoal Portfolios is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2[(a-b + 1)6 1]
                              ---------------
                               cd

Where:    a   =   dividends and interest earned during the period
          b   =   expenses accrued for the period (net of reimbursements)
          c   =   average daily number of shares outstanding during the period that were entitled to receive dividends
          d   =   maximum offering price per share on the last day of the period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gain and loss are excluded from the calculation.

         Income calculated for the purposes of calculating a LifeGoal Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a LifeGoal Portfolio may differ from the rate of distributions a LifeGoal Portfolio paid over the same period or the rate of income reported in the LifeGoal Portfolios' financial statements.

TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Portfolio. The LifeGoal Portfolios' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

Where:        P      =     a hypothetical initial payment of $1,000
              T      =     average annual total return
              n      =     number of years
              ERV    =     ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR     =       (ERV-P) 100
                               -----------
                                     P

Where:        CTR      =       Cumulative total return

              ERV      =       ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the
                               beginning of such period
              P        =       initial payment of $1,000.


         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         For the year ended March 31, 1999, and since the Portfolios' inception, the average annual total return for the LifeGoal Portfolios was as follows:

    Note: Earliest inception date for the LifeGoal Portfolios is October 15, 1996 and therefore five and ten year numbers are not available.


                                                   AVERAGE ANNUAL RETURNS
                                                   ----------------------

                                                   1 Year           Since
                                               (as of 3/31/99)    Inception
                                                  Including       Including
                                                Sales Charges   Sales Charges
                                                -------------   -------------
LifeGoal Portfolio/Class
a)       Growth Portfolio
         Primary A Shares                             3.04            13.52
         Primary B Shares                             2.58            13.24
         Investor A Shares                           (3.02)           10.69
         Investor B Shares                           (2.72)            4.15
         Investor C Shares                            1.10            12.71

b)       Balanced Growth Portfolio
         Primary A Shares                             4.77            10.81
         Primary B Shares                             4.15            10.55
         Investor A Shares                           -1.59             8.04
         Investor B Shares                           -1.21             5.92
         Investor C Shares                            3.43            10.40

c)       Income and Growth Portfolio
         Primary A Shares                            6.98             9.37
         Investor A Shares                           0.80             6.66
         Investor B Shares                           1.16             4.68
         Investor C Shares                           5.02             8.67
---------------------------------------------- ---------------- ---------------

For the period ended March 31, 1999, the aggregate total return for each LifeGoal Portfolio of the Company was:

Note: Earliest inception date for the LifeGoal Portfolios is October 15,1996 and therefore five and ten year numbers are not available.



                                         Inception Through 3/31/99    Inception Through 3/31/99
                                          Without Sales Charges        Including Sales Charges
d)       Growth Portfolio
         Primary A Shares                           13.52                         13.52
         Primary B Shares                           13.24                         13.24
         Investor A Shares                          13.38                         10.69
         Investor B Shares                           6.52                          4.15
         Investor C Shares                          12.71                         12.71

e)       Balanced Growth Portfolio
         Primary A Shares                           10.81                         10.81
         Primary B Shares                           10.55                         10.55
         Investor A Shares                          10.66                          8.04
         Investor B Shares                          8.26                           5.92
         Investor C Shares                          10.40                         10.40

f)       Income and Growth Portfolio
         Primary A Shares                           9.37                           9.37
         Investor A Shares                          9.25                           6.66
         Investor B Shares                          7.02                           4.68
         Investor C Shares                          8.67                           8.67


         The Primary Shares and Investor Shares of the LifeGoal Portfolios also may quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a three-month period as a percentage of the maximum offering price per share on the last day of such period.

         The performance figures of the LifeGoal Portfolios as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the LifeGoal Portfolios with those of other investment companies and investment vehicles.

         The LifeGoal Portfolios may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the LifeGoal Portfolios may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a LifeGoal Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a LifeGoal Portfolio.

                                                                      SCHEDULE A

                             DESCRIPTION OF RATINGS

The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

           AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

           A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

           BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

           Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future.
           Uncertainty of position characterizes bonds in this class.

           B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

           AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

           AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

           A - Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

           BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

           AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

           A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

           BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

           MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

           SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

           SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of LifeGoal Funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes that the securities are investment grade:

           F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

           F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

           AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

           AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

           A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

           BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

           TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

           TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

           TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

           TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"):

           AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

           AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

           A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

           BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the three highest short-term debt ratings used by IBCA:

         A-1+ Where issues possess a particularly strong credit feature.

         A-1 Obligations supported by the highest capacity for timely repayment.

         A-2 Obligations supported by a good capacity for timely repayment.

                          NATIONS LIFEGOAL FUNDS, INC.

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS

              All references to the "Registration Statement" in the following list of Exhibits refer to the
Registrant's Registration Statement on Form N-1A (File Nos. 333-09703; 811-07745)

---------------------- -------------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
---------------------- -------------------------------------------------------------------------------------
(a)                    ARTICLES OF INCORPORATION:
(a)(1)                 Amended and Restated Articles of Incorporation, dated June 4, 1997, filed herewith.
(a)(2)                 Articles of Amendment, dated October 15, 1996, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(b)                    BY-LAWS:
                       Bylaws, dated July 10, 1996, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(c)                    INSTRUMENTS DEFINING RIGHTS OF SECURITIES HOLDERS:

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(d)                    INVESTMENT ADVISORY CONTRACTS:
(d)(1)                 Investment Advisory Agreement between Banc of America Advisors, Inc. (formerly
                       NationsBanc Advisors, Inc.) ("BAAI") and the Registrant, dated October 15, 1996, filed herewith.
(d)(2)                 Sub-Advisory Agreement among BAAI, TradeStreet Investment Associates, Inc.
                       ("TradeStreet") and the Registrant, dated October 15, 1996, filed herewith.
---------------------- -------------------------------------------------------------------------------------

                                      C-1

---------------------- -------------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
---------------------- -------------------------------------------------------------------------------------
(e)                    UNDERWRITING CONTRACT:

                       Distribution Agreement between Stephens Inc. ("Stephens") and the Registrant, dated
                       October 15, 1996, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(f)                    BONUS OR PROFIT SHARING CONTRACTS:
                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(g)                    CUSTODIAN AGREEMENT:

                       Custody Agreement between Bank of America, N.A. (formerly NationsBank of Texas,
                       N.A.) ("Bank of America") and the Registrant, dated October 15, 1996, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(h)                    OTHER MATERIAL CONTRACTS:
(h)(1)                 Co-Administration Agreement among BAAI, Stephens and the
                       Registrant, dated December 1, 1998, filed herewith.
(h)(2)                 Sub-Administration Agreement among BAAI, The Bank of New
                       York ("BNY") and the Registrant, dated December 1, 1998,
                       filed herewith.
(h)(3)                 Transfer Agency and Services Agreement between First Data Investor Services Group,
                       Inc. ("First Data") and the Nations Funds Family, dated June 1, 1995, Schedule G dated August 19, 1999, filed herewith.
(h)(4)                 Adoption Agreement and Amendment to Transfer Agency and
                       Services Agreement, dated October 15, 1996, filed
                       herewith.
(h)(5)                 Shareholder Servicing Plan relating to Investor B Shares, filed herewith.
(h)(6)                 Shareholder Servicing Plan relating to Investor C Shares, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(i)                    LEGAL OPINION

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(j)                    OTHER OPINIONS

                       Consent of Independent Accountant--PricewaterhouseCoopers LLP, filed herewith.
---------------------- -------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------
EXHIBIT LETTER           DESCRIPTION
---------------------- -------------------------------------------------------------------------------------
(k)                    OMITTED FINANCIAL STATEMENTS

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(l)                    INITIAL CAPITAL AGREEMENTS:

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(m)                    RULE 12B-1 PLANS:
(m)(1)                 Shareholder Administration Plan relating to Primary B Shares, filed herewith.
(m)(2)                 Shareholder Servicing and Distribution Plan relating to Investor A Shares, filed herewith.
(m)(3)                 Distribution Plan relating to Investor B Shares, filed herewith.
(m)(4)                 Distribution Plan relating to Investor C Shares, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(n)                    FINANCIAL DATA SCHEDULE:

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(o)                    RULE 18F-3 PLAN:

                       Rule 18f-3 Multi-Class Plan, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(p)                    Powers of Attorney for Edmund L. Benson, Charles B.
                       Walker, A. Max Walker, Thomas S. Word, Jr., William H.
                       Grigg, James Ermer, Thomas F. Keller, Carl E. Mundy, Jr.,
                       James B. Sommers, and Cornelius J. Pings, filed herewith.
---------------------- -------------------------------------------------------------------------------------

ITEM 24.      PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

              No person is controlled by or under common control with the Registrant.

ITEM 25.      INDEMNIFICATION

              The following paragraphs of Article VIII of the Registrant's Amended and Restated Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

              Under the terms of Maryland Corporation Law and the Registrant's Amended and Restated Articles of Incorporation and Bylaws provide for the indemnification of Registrant's directors and employees. Indemnification of Registrant's administrators, principal underwriter and distributor, custodian, and transfer agent is provided for respectively, in the Registrant's:

              1. Co-Administration Agreement with Stephens and BAAI;

              2. Sub-Administration Agreement with BNY and BAAI;

              3. Distribution Agreement with Stephens;

              4. Custody Agreement with Bank of America; and

              5. Transfer Agency and Registrar Agreement with First Data.

              Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in such case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              To the knowledge of the Registrant, none of the directors or officers of BAAI, the adviser to the Registrant's portfolios, or TradeStreet, the investment sub-adviser, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BAAI or TradeStreet, respectively, or other subsidiaries of Bank of America Corporation.

      (a) BAAI performs investment advisory services for the Registrant and certain other customers. BAAI is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BAAI with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

      (b) TradeStreet performs investment sub-advisory services for the Registrant and certain other customers. TradeStreet is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by TradeStreet with the SEC pursuant to the Advisers Act (file no. 801-50372).

ITEM 27.      PRINCIPAL UNDERWRITERS

      (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Annuity Trust, Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust, and is the exclusive placement agent for Nations Master Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") (file No. 501-15510).

      (c)     Not applicable.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

      (1) BAAI, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

      (2) TradeStreet, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

      (3) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as principal underwriter, distributor and co-administrator).

      (4) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as custodian).

      (5) First Data, 101 Federal Street, Boston, MA 02110 (records relating to its function as transfer agent).

      (6) BNY, 90 Washington Street, New York, NY 10286 (records relating to its function as sub-administrator).

ITEM 29.      MANAGEMENT SERVICES

Not Applicable

ITEM 30.      UNDERTAKINGS

Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 15th day of November, 1999.

                         NATIONS LIFEGOAL FUNDS, INC.


                         By:                  *
                             -----------------------------------
                             A. Max Walker
                             President and Chairman of the Board of Directors

                         By:   /s/ Richard H. Blank, Jr.
                             -----------------------------------
                               Richard H. Blank, Jr.
                               *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----

                *                              President and Chairman                    November 15, 1999
----------------------------------            of the Board of Directors
(A. Max Walker)                             (Principal Executive Officer)


 /s/ Richard H. Blank, Jr.                            Treasurer                          November 15, 1999
---------------------------------                  Vice President
(Richard H. Blank, Jr.)             (Principal Financial and Accounting Officer)

                *                                     Director                           November 15, 1999
----------------------------------
(Edmund L. Benson, III)

                *                                     Director                           November 15, 1999
----------------------------------
(James Ermer)

                *                                     Director                           November 15, 1999
----------------------------------
(William H. Grigg)

                *                                     Director                           November 15, 1999
----------------------------------
(Thomas F. Keller)

                *                                     Director                           November 15, 1999
----------------------------------
(Carl E. Mundy, Jr.)

                *                                     Director                           November 15, 1999
----------------------------------
(Cornelius J. Pings)

                *                                     Director                           November 15, 1999
----------------------------------
(Charles B. Walker)

                *                                     Director                           November 15, 1999
----------------------------------
(Thomas S. Word)

                *                                     Director                           November 15, 1999
----------------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
Richard H. Blank, Jr.
*Attorney-in-Fact

                          Nations LifeGoal Funds, Inc.
                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

EX-99.A1          Articles of Incorporation
EX-99.A2          Articles of Amendment
EX-99.B           By-Laws
EX-99.D1          Investment Advisory Agreement
EX-99.D2          Sub-Advisory Agreement
EX-99.E           Distribution Agreement
EX-99.G           Custody Agreement
EX-99.H1          Co-Administration Agreement
EX-99.H2          Sub-Administration Agreement
EX-99.H3          Transfer Agency Agreement
EX-99.H4          Amendment to Transfer Agency Agreement
EX-99.H5          Shareholder Servicing Plan - Investor B Shares
EX-99.H6          Shareholder Servicing Plan - Investor C Shares
EX-99.I           Morrison & Foerster LLP Opinion and Consent
EX-99.J           Consent of Independent Accountants
EX-99.M1          Shareholder Administration Plan - Primary B Shares
EX-99.M2          Shareholder Servicing and Distribution Plan
EX-99.M3          Distribution Plan - Investor B Shares
EX-99.M4          Distribution Plan - Investor C Shares
EX-99.O           Rule 18f-3 Plan
EX-99.P           Powers of Attorney